                                                                 Exhibit 10.2(a)
                                                                  EXECUTION COPY

                      BANK OF AMERICA, NATIONAL ASSOCIATION

                                    PURCHASER

                                       AND

                         OPTEUM FINANCIAL SERVICES, LLC

                                     COMPANY

                   MORTGAGE LOAN SALE AND SERVICING AGREEMENT

                           DATED AS SEPTEMBER 1, 2006

                           RESIDENTIAL MORTGAGE LOANS

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS .....................................................    1

ARTICLE II AGREEMENT TO PURCHASE; PURCHASE PRICE; CONVEYANCE OF
           MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; MAINTENANCE OF
           SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;

   Section 3.02  Representations and Warranties Regarding Individual
                 Mortgage Loans............................................   24
   Section 3.03  Repurchase................................................   32
   Section 3.04  Repurchase of Mortgage Loans With Early Payment

   Section 4.12  Maintenance of Fidelity Bond and Errors and Omissions

                                        i

   Section 4.18  Liquidation Reports.......................................   49
   Section 4.19  Reports of Foreclosures and Abandonments of Mortgaged

   Section 9.01  Removal of Mortgage Loans from Inclusion Under this

                                       ii

                                    EXHIBITS

   Exhibit A     Form of Mortgage Loan Schedule
   Exhibit B     Contents of Each Mortgage File
   Exhibit C     Form of Custodial Agreement
   Exhibit D     Form of Assignment, Assumption and Recognition Agreement
   Exhibit E     [Reserved]
   Exhibit F     [Reserved]
   Exhibit G     [Reserved]
   Exhibit H     [Reserved]
   Exhibit I     Form of Memorandum of Sale
   Exhibit J     Servicer Requirements
   Exhibit K     [Reserved]
   Addendum I    Regulation AB Compliance Addendum to Mortgage Loan Sale and
                    Servicing Agreement

                                       iii

     This is a Mortgage Loan Sale and Servicing Agreement for adjustable and fixed rate residential first mortgage loans, dated and effective as of September
1, 2006, and is executed between Bank of America, National Association, as purchaser (the "Purchaser"), Opteum Financial Services, LLC, as seller and servicer (the "Company").

                                   WITNESSETH

     WHEREAS, the Purchaser has agreed to purchase from time to time from the
Company and the Company has agreed to sell from time to time to the Purchaser first lien fixed- and adjustable-rate mortgage loans;

     WHEREAS, the Mortgage Loans will be sold by the Company and purchased by the Purchaser as pools or groups of whole loans, servicing retained (each, a
"Mortgage Loan Package") on the various Closing Dates as provided herein; and

     WHEREAS, each of the Mortgage Loans will be secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan
Schedule for the related Mortgage Loan Package, which will be annexed to a
Memorandum of Sale (as defined herein) on the related Closing Date; and

     WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the
Mortgage Loans; and

     WHEREAS, following any purchase of the Mortgage Loans from the Company, the
Purchaser may desire to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer, agency transfer or a public or private, rated or unrated mortgage pass-through transaction;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, procedures
(including collection procedures) that comply with applicable federal, state and local law and that the Company customarily employs and exercises through a subservicer in servicing and administering mortgage loans for its own account and that are in accordance with the accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged
Property is located.

     Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.

     Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

     Agreement: This Mortgage Loan Sale and Servicing Agreement and all
amendments hereof and supplements hereto.

     ALTA: The American Land Title Association or any successor thereto.

     Appraisal: A written appraisal of a Mortgaged Property made by a Qualified
Appraiser, which appraisal must be written, in form and substance, to Fannie Mae and Freddie Mac standards, and satisfy the requirements of Title XI of the
Financial Institution, Reform, Recovery and Enforcement Act of 1989 and the
regulations promulgated thereunder, in effect as of the date of the appraisal.

     Appraised Value: With respect to any Mortgage Loan, the lesser of (i) the value set forth on the Appraisal made in connection with the origination of the related Mortgage Loan, or (ii) the purchase price paid for the Mortgaged
Property; provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the Appraisal made in connection with the origination of such Mortgage Loan.

     Approved Flood Policy Insurer: An insurer that meets the guidelines of the
Federal Insurance Administration.

     Assignment, Assumption and Recognition Agreement: The agreement substantially in the form of Exhibit D attached hereto.

     Assignment of Mortgage: With respect to each Mortgage Loan which is not a
MERS Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     BIF: The Bank Insurance Fund, or any successor thereto.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York or the state in which the Company's servicing operations are located are authorized or obligated by law or executive order to be closed.

     Buydown Agreement: An agreement between the Company and a Mortgagor, or an agreement among the Company, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

     Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage
Loan, the buyer of such

                                        2

property, the Company or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the mortgagor's funds in the early years of a Mortgage Loan.

     Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a
Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

     Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

     Closing Date: With respect to a Mortgage Loan Package, the date or dates, set forth in the related Memorandum of Sale, on which the Purchaser will purchase and the Company will sell the Mortgage Loans identified therein.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the
Treasury regulations issued pursuant thereto.

     Company: Opteum Financial Services, LLC, or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

     Company Employees: As defined in Section 4.13.

     Compensating Interest: With respect to each Remittance Date and any
Principal Prepayment occurring during the portion of the Principal Prepayment
Period occurring the month preceding such Remittance date, an amount equal to the lesser of (a) the aggregate Prepayment Interest Shortfall on the Mortgage
Loans for the related Principal Prepayment Period and (b) the sum of (i) the
Servicing Fee paid to, or retained by, the Servicer in respect of such
Remittance Date and (ii) any Prepayment Interest Excess in respect of such
Remittance Date.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged
Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage
Loan Documents.

     Consumer Information: Any personally identifiable information in any form
(written or electronic) relating to a Mortgagor, including, but not limited to:
a Mortgagor's name, address, telephone number, Mortgage Loan number, Mortgage
Loan payment history, delinquency status, or payment information; the fact that the Mortgagor has a relationship with the Company or the originator of the related Mortgage Loan; and any other non-public personally identifiable information.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

                                        3

     Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan
Documents, a form of which is annexed hereto as Exhibit C.

     Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial
Agreement as provided therein.

     Cut-off Date: With respect to each Mortgage Loan, the first day of the month of the related Closing Date as set forth in the related Purchase Price and
Terms Letter.

     Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a
Qualified Substitute Mortgage Loan.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Determination Date: The eighteenth calendar day of each month (or if such eighteenth day is not a Business Day, the next immediately preceding Business
Day).

     Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

     Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Event of Default: Any one of the conditions or circumstances enumerated in
Section 10.01.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: The entity formerly known as Federal National Mortgage
Association (FNMA), or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                                        4

     Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to
Section 4.12.

     First Remittance Date: October 19, 2006.

     Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage
Corporation (FHLMC), or any successor thereto.

     GAAP: Generally accepted accounting procedures, consistently applied.

     Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the
Index in order to determine the related Mortgage Interest Rate, as set forth in the Mortgage Loan Schedule.

     Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage
Note for the purpose of calculating interest therein.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Interim Funder: With respect to each MERS Designated Mortgage Loan, the
Person named on the MERS System as the interim funder pursuant to the MERS
Procedures Manual.

     Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage
Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related
Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the
Mortgage Loan.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

     LPMI Policy: A lender paid policy of mortgage guaranty insurance issued by a Qualified Insurer, with respect to certain Mortgage Loans.

     Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home
Construction and Safety Standards adopted on July 15, 1976, by the Department of
Housing and Urban Development ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD
Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have

                                        5

running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

     Master Servicer: With respect to any Securitization Transaction, the
"master servicer," if any, identified in the related transaction documents.

     Memorandum of Sale: With respect to each Mortgage Loan and the Mortgage
Loan Package, the memorandum of sale, substantially in the form of Exhibit I attached hereto, confirming the sale by Company and the purchase by Purchaser of the Mortgage Loan Package on the related Closing Date.

     MERS: MERSCORP, Inc., its successors and assigns.

     MERS Designated Mortgage Loan: A Mortgage Loan for which (a) the Company has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the
Company, in accordance with MERS Procedures Manual and (b) the Company has designated or will designate the Custodian as the Investor on the MERS System.

     MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS Report: The report from the MERS System listing MERS Designated
Mortgage Loans and other information.

     MERS System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

     Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination
Date required to be advanced by the Company pursuant to Section 5.03 on the
Business Day immediately preceding the Remittance Date of the related month.

     Monthly Payment: The scheduled monthly payment of principal and interest and, in the case of an interest only Mortgage Loan, interest on a Mortgage Loan.

     Moody's: Moody's Investors Service, Inc.

     Mortgage: The mortgage, deed of trust or other instrument securing a
Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple or leasehold estate in real property securing the Mortgage Note.

     Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                                        6

     Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

     Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

     Mortgage Loan: An individual Mortgage Loan which is the subject of this
Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule annexed to the related Memorandum of Sale, which Mortgage Loan includes without limitation the Mortgage File, the
Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation
Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such
Mortgage Loan.

     Mortgage Loan Documents: The documents referred to in Exhibit B as items 1 through 11.

     Mortgage Loan Package: The pool or group of whole loans purchased on a
Closing Date, as described in the Mortgage Loan Schedule annexed to the related
Memorandum of Sale.

     Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate and the applicable premium rate on the LPMI Policy, if applicable.

     Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans substantially in the form attached as Exhibit A hereto and annexed to the related Memorandum of Sale (and delivered in electronic format to the Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan
Package:

          (1) the Company's Mortgage Loan number;

          (2) Mortgagor's name (including any co-mortgagors);

          (3) the full street address, city, state and zip code of the Mortgaged
     Property;

          (4) the Mortgagor's FICO score;

          (5) a code indicating whether the loan was originated through a correspondent, retail, or wholesale channel;

          (6) a code identifying the related Underwriting Guidelines used in connection with the origination of the related Mortgage Loan;

          (7) the number of units for all Mortgaged Properties;

                                        7

          (8) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD, townhouse or condominium or secured by Co-op Shares;

          (9) the Mortgage Interest Rate as of the Cut-off Date;

          (10) the initial Mortgage Interest Rate;

          (11) the current Mortgage Loan Remittance Rate;

          (12) the initial Monthly Payment;

          (13) the Monthly Payment as of the Cut-off Date;

          (14) the date the Mortgage Loan was originated or acquired by the
     Company;

          (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          (16) the date on which the first Monthly Payment was due;

          (17) the last payment date on which a payment was applied;

          (18) the original term to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule;

          (19) the scheduled maturity date;

          (20) the Loan-to-Value Ratio;

          (21) a code indicating the type of Adjustable Rate Mortgage Loan (i.e.
     3/1, 5/1, 7/1, etc.);

          (22) the Gross Margin;

          (23) the Index;

          (24) Adjustment Dates and the next Adjustment Date;

          (25) the lifetime Mortgage Interest Rate cap and Periodic Caps;

          (26) a code indicating the name of the issuer of the LPMI/PMI Policy, if any, and the applicable premium rate on any LPMI Policy;

          (27) a code indicating whether the Mortgage Loan is a Buydown Mortgage
     Loan;

                                        8

          (28) a code indicating whether such Mortgage Loan provides for a
     Prepayment Penalty and, if applicable, the Prepayment Penalty period for such loan;

          (29) a code indicating whether the Mortgaged Property is
     owner-occupied or investor property;

          (30) a code reflecting the documentation type;

          (31) loan purpose;

          (32) the Appraised Value; and

          (33) the applicable Servicing Fee Rate.

          With respect to the Mortgage Loans in the aggregate in the related
     Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date:

          (i) the number of Mortgage Loans;

          (ii) the current aggregate outstanding principal balance of the
     Mortgage Loans;

          (iii) the weighted average Mortgage Interest Rate of the Mortgage
     Loans; and

          (iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Note: The note or other evidence of the indebtedness of a
Mortgagor secured by a Mortgage.

     Mortgaged Property: The real property, including any improvements, securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor: The obligor on a Mortgage Note.

     Negative Amortization: A gradual increase in the mortgage debt that occurs when the monthly fixed installment is not sufficient for full application to both principal and interest. The interest shortage is added to the unpaid principal balance to create "negative" amortization.

     Nonrecoverable Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Company which, in the good faith judgment of the Company, will not or, in the case of a proposed Monthly Advance or Servicing Advance would not, be ultimately recoverable by the Company from the related Mortgagor, Liquidation Proceeds, Condemnation Proceeds, Insurance
Proceeds, REO Disposition Proceeds or otherwise. The determination by the
Company that it has made a Nonrecoverable Advance shall be evidenced by a certificate signed by two officers of the Company and delivered to the
Purchaser.

     OCC: The Office of the Comptroller of the Currency.

                                        9

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President, a Senior Vice President, a
First Vice President, a Vice President or an Assistant Vice President and by the
Treasurer or the Secretary or one of the Assistant Treasurers or Assistant
Secretaries of the Company, and delivered to the Purchaser as required by this
Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

     Originator: With respect to any Mortgage Loan, the entity that (i) took the
Mortgagor's loan application (ii) processed the Mortgagor's loan application, or
(iii) closed and/or funded the Mortgagor's Mortgage Loan.

     Periodic Interest Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment
Date pursuant to the terms of the Mortgage Note.

     Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     PMI Policy: A policy of primary mortgage guaranty insurance issued by a
Qualified Insurer, as required by this Agreement with respect to certain
Mortgage Loans.

     Prepayment Interest Excess: With respect to each Remittance Date and each
Mortgage Loan that was subject of a Principal Prepayment during the portion of the related Principal Prepayment Period beginning on the first day of the calendar month in which such Remittance Date occurs through the end of the
Principal Prepayment Period relating to such Remittance Date, an amount equal to interest (to the extent received) at the applicable Mortgage Loan Remittance
Rate on the amount of such Principal Prepayment for the number of days commencing on the first day of the calendar month in which such Remittance Date occurs and ending on the date on which such Principal Prepayment is so applied.
The Company shall be entitled to retain any Prepayment Interest Excess not required to cover Compensating Interest Payments.

     Prepayment Interest Shortfall: With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the portion of the related Principal Prepayment Period occurring between the first day of the related Principal Prepayment Period and the last day of the calendar month preceding the month in which such Remittance Date occurs, an amount equal to interest at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding such Remittance Date.

     Prepayment Premium: Payments received on a Mortgage Loan as a result of a
Principal Prepayment hereon, not otherwise due thereon in respect of principal or interest, which are intended to be a disincentive to prepayment.

                                       10

     Prepayment Premium Loan: A Mortgage Loan with respect to which the
Mortgagor must pay a Prepayment Premium in connection with a Principal
Prepayment.

     Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

     Principal Prepayment: Any payment or other recovery of principal on a
Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium, if applicable, thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment Period: With respect to each Remittance Date, the period that commences on and includes the 14th day of the month immediately preceding the month in which such Remittance Date occurs (or from the Cut-off
Date, in the case of the first Principal Prepayment Period) and ends on and includes the 13th day of the month in which such Remittance Date occurs.

     Purchase Price: The price paid on the Closing Date by the Purchaser to the
Company for the Mortgage Loans, as calculated as set forth in the related
Purchase Price and Terms Letter.

     Purchase Price and Terms Letter: The letter agreement between the Company and the Purchaser entered into prior to the related Closing Date relating to the sale of one or more Mortgage Loan Packages.

     Purchaser: Bank of America, National Association, or its successor in interest or any successor or assignee to the Purchaser under this Agreement as herein provided.

     Qualified Appraiser: An appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage
Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institution Reform, Recovery, and
Enforcement Act and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

     Qualified Depository: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity.

     Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

                                       11

     Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser and (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage
Loan Remittance Rate not less than, and not more than 2% greater than, the
Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the
Deleted Mortgage Loan; (vi) have a Gross Margin not less than that of the
Deleted Mortgage Loan; (vii) have the same Index as the Deleted Mortgage Loan;
(viii) will have a FICO score not less than that of the Deleted Mortgage Loan;
(ix) have an LTV not greater than that of the Deleted Mortgage Loan; (x) have a
Prepayment Premium with a term and an amount at least equal to the Prepayment
Premium of the Deleted Mortgage Loan; (xi) be a first lien Mortgage Loan, and
(xii) have a Company credit grade not lower in quality than that of the Deleted
Mortgage Loan.

     Rating Agency: Each of Fitch Ratings, Moody's and S&P, or any successor thereto.

     Reconstitution Agreement: The agreement or agreements entered into by the
Company and the Purchaser and/or certain third parties on the Reconstitution
Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or Securitization.

     Reconstitution Date: The date prior to the end of the three (3) month period following the related Closing Date on which any or all of the Mortgage
Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Securitization or Whole Loan Transfer pursuant to
Section 9.01 hereof. The Reconstitution Date shall be such date prior to the end of the three (3) month period following the related Closing Date on which the
Purchaser and the subsequent purchaser or transferee of the related Mortgage
Loans shall designate.

     Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

     Regulation AB Compliance Addendum: Addendum I attached hereto and incorporated herein by reference thereto.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to a
REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1,
Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

                                       12

     Remittance Date: The 19th day (or if such 19th day is not a Business Day, the first Business Day immediately preceding such 19th day) of any month, beginning with the First Remittance Date.

     REO Disposition: The final sale by the Company of any REO Property.

     REO Disposition Proceeds: All amounts received with respect to an REO
Disposition pursuant to Section 4.16.

     REO Property: A Mortgaged Property acquired by the Company on behalf of the
Purchaser through foreclosure or by deed in lieu of foreclosure, as described in
Section 4.16.

     Repurchase Price: With respect to any Mortgage Loan, a price equal to (i)
(A) prior to the date which is twelve (12) months following the Closing Date, the product of the Stated Principal Balance of such Mortgage Loan times the greater of (x) the Purchase Price Percentage reduced by an amount equal to the purchase price premium in excess of par paid by the Purchaser multiplied by a fraction, the numerator of which is equal to the number of months that have passed since the related Closing Date and the denominator of which is equal to twelve (12), or (y) 100%, and (B) thereafter, the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the
Mortgage Loan Interest Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase plus the amount of any advances owed to any servicer, plus all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation, costs and expenses incurred in the enforcement of the Company's repurchase obligation hereunder plus (iii) with respect to any Mortgage Loan subject to a
Securitization, any costs and damages incurred by the related trust in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

     RESPA: The Real Estate Settlement Procedures Act, as amended.

     SAIF: The Savings Association Insurance Fund, or any successor thereto.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill
Companies, Inc., or any successor thereto.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly by the
Purchaser to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2)
an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Servicing Advances: All customary, reasonable and necessary "out of pocket"
costs and expenses (including reasonable attorney's fees and disbursements)
other than Monthly Advances

                                       13

incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any
REO Property and (d) compliance with the obligations under Section 4.08.

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable
Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage
Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a
Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing
Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation
Proceeds, Condemnation Proceeds and Insurance Proceeds to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

     Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate specified for such Mortgage Loan set forth on the Mortgage Loan Schedule or if not specified thereon, in the Purchase Price and Terms Letter.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals or copies, which may be imaged copies, of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

     Servicing Officer: Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

     Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan as of the first day of the month for which such calculation is being made after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

     Subservicer: Any Person with which the Company has entered into a
Subservicing Agreement and which is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item
1122(d) of Regulation AB, provided that such Person is a Fannie Mae or Freddie
Mac approved seller/servicer in good standing and no event has occurred, including but not limited to a change in insurance coverage, that would make it unable to comply with the eligibility for seller/servicers imposed by Fannie Mae or Freddie Mac.

                                       14

     Subservicing Agreement: Any subservicing agreement (which, in the event the
Subservicer is an affiliate of the Company, need not be in writing) between the
Company and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.01(b).

     Underwriting Guidelines: The written underwriting guidelines of the Company or the applicable correspondent seller provided by the Company to the Purchaser, in each case with respect to the mortgage loans similar to the Mortgage Loans, as the same shall be updated from time to time.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage
Loans by the Purchaser to a third party which sale or transfer is not a
Securitization.

                                   ARTICLE II

AGREEMENT TO PURCHASE; PURCHASE PRICE; CONVEYANCE OF MORTGAGE LOANS; POSSESSION
OF MORTGAGE FILES; MAINTENANCE OF SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL
              AGREEMENT; DELIVERY OF DOCUMENTS; CLOSING CONDITIONS

Section 2.01 Agreement to Purchase; Purchase Price.

     (A)  Agreement to Purchase

     In exchange for the payment of the Purchase Price to the Company on the related Closing Date, the Company agrees to sell and the Purchaser agrees to purchase, without recourse but subject to the terms of this Agreement, on a servicing retained basis, all the right, title and interest of the Company in and to the Mortgage Loans in a Mortgage Loan Package having an aggregate Stated
Principal Balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Company as evidenced by the aggregate Stated Principal
Balance of the Mortgage Loan Package accepted by the Purchaser on the related
Closing Date. The Company shall deliver the Mortgage Loan Schedule for the
Mortgage Loan Package to be purchased on the related Closing Date to the
Purchaser at least three (3) Business Days prior to such Closing Date.

     (B)  Purchase Price

     The Purchase Price for each Mortgage Loan Package shall be the percentage of par as stated in or as otherwise calculated pursuant to the related Purchase
Price and Terms Letter (subject to adjustment as provided therein), plus accrued interest on the aggregate Stated Principal Balance of the Mortgage Loan Package
at the weighted average Mortgage Loan Remittance Rate from the related Cut-off
Date through the day prior to the related Closing Date, inclusive. The initial principal amount of the Mortgage Loans shall be the aggregate Stated Principal
Balance of the Mortgage Loans, so computed as of the related Cut-off Date, after application of scheduled payments of principal due on or before the related
Cut-off Date, whether or not collected. Such payments shall be made to the account designated by the Company by wire transfer in immediately available funds.

                                       15

     The Purchaser shall be entitled to (1) all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related Cut-off Date and collected by the
Company or any successor servicer after the related Cut-off Date shall belong to the Company), (3) all payments of interest on the Mortgage Loans at the Mortgage
Loan Remittance Rate (minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date) and (4) all Prepayment
Premiums. The Stated Principal Balance of each Mortgage Loan as of the related
Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected together with any unscheduled principal prepayments collected prior to the related Cut-off Date, provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts (minus interest at the Servicing
Fee Rate) shall be the property of the Purchaser. The Company shall deposit any such prepaid amounts into the Custodial Account for the benefit of the
Purchaser.

     (C) Possession of Mortgage Files; Maintenance of Servicing Files

     The contents of each Servicing File are and shall be held in trust by the
Company for the benefit of the Purchaser as the owner thereof. Possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the
Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the
Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the
Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the
Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any
Mortgage Loan pursuant to Section 3.03 or 6.02.

Section 2.02 Books and Records; Transfers of Mortgage Loans.

     From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the
Mortgage Loans, and the Company, if applicable, shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

     The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements, tax returns and business records as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan, which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, and shall deliver to the Purchaser within ten (10) Business Days of demand, evidence

                                       16

of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the
Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques that conform to Accepted Servicing Practices.

     The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related
Servicing File during the time the Purchaser retains ownership of a Mortgage
Loan and thereafter in accordance with applicable laws and regulations.

     The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the
Mortgage Loans. The Purchaser shall advise the Company of any such transfer.
Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. If the Company receives notification of a transfer less than ten (10) Business Days before the last calendar day of the month, the Company's duties to remit and report as required by Article V shall begin with the next Due Period. The Company acknowledges it has been notified with respect to the first transfer after the initial Closing Date.

Section 2.03 Custodial Agreement; Delivery of Documents.

     Pursuant to the related Custodial Agreement the Company will, with respect to each Mortgage Loan, deliver and release the Mortgage Loan Documents to the
Custodian at least ten (10) Business Days prior to the related Closing Date. In addition, in connection with the assignment of any MERS Designated Mortgage
Loan, the Company agrees that on or prior to each Closing Date it may cause, at its own expense, the MERS System to indicate that the related Mortgage Loans have been assigned by the Company to the Purchaser in accordance with this
Agreement by entering in the MERS System the information required by the MERS
System to identify the Purchaser as owner of such Mortgage Loans. The Company further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

     The Custodian shall be required to certify its receipt of the Mortgage Loan
Documents required to be delivered pursuant to the Custodial Agreement prior to the related Closing Date, as evidenced by the initial certification of the
Custodian in the form annexed to the Custodial Agreement. The Company shall be responsible for recording the Assignments of Mortgage, if necessary, in accordance with Accepted Servicing Practices and this Agreement. The Purchaser shall be responsible for the initial and on-going fees and expenses of the
Custodian.

                                       17

     All recording fees and other costs associated with the recording of
Assignments of Mortgage and other relevant documents to the Purchaser or its designee will be borne by the Company. For Mortgage Loans not registered under the MERS System, if the Purchaser requests that the related Assignments of
Mortgage be recorded, the Company shall cause such Assignments of Mortgage which were delivered in blank to be completed and to be recorded. The Company shall be required to deliver such Assignments of Mortgage for recording within thirty
(30) days of the date on which the Company is notified that recording will be required pursuant to this Section 2.03. The Company shall furnish the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Company shall promptly have a substitute Assignment of Mortgage prepared or have such defect cured, as the case may be, and thereafter cause such Assignment of Mortgage to be duly recorded.

     Except as otherwise provided in this Section 2.03, upon discovery or receipt of notice of any materially defective Mortgage Loan Document, or that a
Mortgage Loan Document is missing, the Company shall have ninety (90) days to cure such defect or deliver such missing document to the Custodian. Any Mortgage that is not executed as required or does not strictly comply with all legal requirements shall be deemed to be materially defective. If the Company does not cure such defect or deliver such missing document within such time period, the
Company shall either repurchase or substitute for such Mortgage Loan in accordance with Section 3.03.

     The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten
(10) Business Days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety (90) days of its submission for recordation.

     If the original or a copy certified by the appropriate recording office of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian 240 days following the related
Closing Date, and if the Company does not cure such failure within ninety (90)
days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Company at a price and in the manner specified in Section
3.03.

     In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's
Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the
Purchaser, which consent

                                       18

shall not be unreasonably withheld. However, if the Company cannot deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason, within sixty (60) days after receipt of written notification of such failure from the Purchaser, the Company shall repurchase the related Mortgage
Loan at the price and in the manner specified in Section 3.03.

     In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing
Date, the Purchaser shall be entitled to conduct a due diligence review of the
Mortgage Files in accordance with the timetable and any additional terms and conditions set forth in the Purchase Price and Terms Letter. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the
Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

Section 2.04 Quality Control Procedures.

     The Company shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Company's loan production and the servicing activities of the Company. The Company shall make available upon request of the Purchaser information regarding its quality control program.

Section 2.05 Closing Conditions.

     The closing for the purchase and sale of each Mortgage Loan Package shall take place on the respective Closing Date. The closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties may agree.

     The closing for each Mortgage Loan Package shall be subject to the satisfaction of each of the following conditions:

     (a) with respect to the Purchaser's obligations to close:

          (i) the Company shall have delivered to the Purchaser and the
     Custodian the related Mortgage Loan Schedule and an electronic data file containing information on a loan-level basis;

          (ii) all of the representations and warranties of the Company under this Agreement shall be true and correct as of the related Closing Date
     (or, with respect to Section 3.02, such other date specified therein) in all material respects and no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute an Event of
     Default hereunder;

                                       19

          (iii) the Purchaser shall have received from the Custodian an initial certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

          (iv) the Purchaser shall have received executed copies of the related
     Memorandum of Sale, the related Purchase Price and Terms Letter and a funding memorandum setting forth the Purchase Price(s), and the accrued interest thereon, for the Mortgage Loan Package, in each case executed on behalf of the Company; and

          (v) all other terms and conditions of this Agreement, the related
     Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Company shall have been complied with in all material respects; and

     (b) with respect to the Company's obligations to close:

          (i) the Company shall have received a copy of the initial
     certification of the Custodian with respect to its receipt of the Mortgage
     Loan Documents for the related Mortgage Loans;

          (ii) the Company has received executed copies of the related
     Memorandum of Sale, the related Purchase Price and Terms Letter and a funding memorandum setting forth the Purchase Price(s), and accrued interest thereon, for the Mortgage Loan Package, in each case executed on behalf of the Purchaser; and

          (iii) all terms and conditions of this Agreement, the related
     Memorandum of Sale and the related Purchase Price and Terms Letter to be satisfied by the Purchaser shall have been materially complied with.

     Upon satisfaction of the foregoing conditions, the Purchaser shall pay to the Company on such Closing Date the Purchase Price for the related Mortgage
Loan Package, including accrued interest pursuant to Section 2.01 of this
Agreement.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01 Company Representations and Warranties.

     The Company hereby represents and warrants to the Purchaser that, as of the related Closing Date:

     (a)  Due Organization and Authority.

          The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is in good standing in each state where a Mortgaged
          Property is located and, in any event, the Company is in compliance with the laws of any such state to the extent necessary

                                       20

          to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Company has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

     (b)  Ordinary Course of Business.

          The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (c)  No Conflicts.

          Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this
          Agreement will conflict with or result in a breach of any of the organizational documents of the Company or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the
          Company or its property is subject, or impair the ability of the
          Purchaser to realize on the Mortgage Loans, or impair the value of the
          Mortgage Loans;

     (d)  Ability to Service.

          The Company or its Subservicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the
          Mortgage Loans. The Company is a HUD approved mortgagee pursuant to
          Section 203 of the National Housing Act and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or
          Freddie Mac;

     (e)  Reasonable Servicing Fee; Fair Consideration.

          The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans

                                       21

          pursuant to this Agreement. The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement shall constitute fair consideration and reasonably equivalent value for the
          Mortgage Loans;

     (f)  Ability to Perform; Solvency.

          The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage
          Loans will not cause the Company to become insolvent. The sale of the
          Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

     (g)  No Litigation Pending.

          There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the
          Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

     (h)  No Consent Required.

          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

     (i)  Selection Process.

          The Mortgage Loans will be selected on such Closing Date from among the outstanding fixed and adjustable rate one- to four-family mortgage loans in the Company's portfolio at such Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection will not be made in a manner so as to affect adversely the interests of the Purchaser;

     (j)  No Untrue Information.

          Neither this Agreement nor any written report furnished by the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue material statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading;

                                       22

     (k)  Sale Treatment.

          The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

     (l)  No Material Change.

          There has been no material adverse change in the business, operations or financial condition of the Company since the date of the Company's most recent financial statements;

     (m)  No Brokers' Fees.

          The Company has not dealt with any broker, investment banker, agent or other Person, other than the Purchaser and its affiliates, that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans;

     (n)  Anti-Money Laundering Law and OFAC Compliance.

          The Company has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Company has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each
          Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the
          Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive
          Order") or the regulations promulgated by the Office of Foreign Assets
          Control of the United States Department of the Treasury (the "OFAC
          Regulations") or in violation of the Executive Order or the OFAC
          Regulations, and no Mortgagor is subject to the provisions of such
          Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

     (o)  Securities Law Compliance.

          Neither the Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage
          Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any
          Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other

                                       23

          manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of any Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans;

     (p)  MERS.

          The Company is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Designated Mortgage Loans. On or within ten (10)
          Business Days following the related Closing Date, the Company has provided the Custodian and the Purchaser with a MERS Report reflecting the Purchaser as the Investor on the MERS System with respect to each
          MERS Designated Mortgage Loan and no Person as Interim Funder for each
          MERS Designated Mortgage Loan; and

     (q)  Compliance with the FACT Act.

          As of the Closing Date, the sale or transfer of each Mortgage Loan by the Company complies with all applicable federal, state and local laws, rules and regulations governing such sale or transfer, including without limitation, the Fair and Accurate Transactions Act (the "FACT
          Act") and the Fair Credit Reporting Act, each as may be amended from time to time, and the Company has not received any actual or constructive notice of any identity theft in connection with such
          Mortgage Loan.

Section 3.02 Representations and Warranties Regarding Individual Mortgage Loans.

     As to each Mortgage Loan, the Company hereby represents and warrants to the
Purchaser that as of the related Closing Date:

     (a) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects; provided, however, that the Company makes no representation with respect to any field in the related Mortgage Loan
Schedule regarding the occupancy of the property other than to confirm that the stated occupancy was made by the related Mortgagor in the related loan application;

     (b) immediately prior to the transfer to the Purchaser, the Company was the sole owner of beneficial title and holder of, and had good title to, each
Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Company has full right and authority to sell or assign the same pursuant to this Agreement;

     (c) no selection procedure reasonably believed by the Company to be adverse to the interests of the Purchaser was utilized in selecting the Mortgage Loans;

                                       24

     (d) each Mortgage Loan constitutes a "qualified mortgage" under Section
860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

     (e) as of the Cut-off Date, no Mortgage Loan is 30 or more days past due.
The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property, directly or indirectly, for the payment of any amount required by the
Mortgage Note or Mortgage;

     (f) there are no delinquent taxes or assessment liens against the related
Mortgaged Property;

     (g) no default, breach, violation or waiver exists under the mortgage documents, and no modifications to the mortgage documents have been made that have not been reflected in the Mortgage Loan Schedule;

     (h) all buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and Company has received no notice that all premiums thereon have not been paid. The amount of the Mortgage Loan covered by these insurance policies is in accordance with the standards of Fannie Mae or
Freddie Mac. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal
Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the principal balance of the related Mortgage Loan, (B)
the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the
Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to obtain reimbursement therefor from the Mortgagor. Each such insurance policy is the valid and binding obligation of the insurer and is in full force and effect.;

     (i) all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the
Mortgaged Property is located.;

     (j) as of the Closing Date, there is no mechanics' lien or claim for work, labor or material affecting the Mortgaged Property except those which are insured against by the title insurance policy;

                                       25

     (k) as of the Closing Date, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, and, to the best of the Company's knowledge or the knowledge of the related servicer, no such offset, defense or counterclaim has been asserted with respect thereto;

     (l) as of the Closing Date, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding for the total or partial condemnation thereof;

     (m) all improvements which were considered in determining the appraised value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

     (n) as of the date the Mortgage Loan was either originated or acquired by the Company, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances;

     (o) to the best of the Company's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

     (p) with respect to each Mortgage Loan, the related Mortgaged Property is lawfully permitted to be occupied under applicable law;

     (q) each Mortgage Loan was underwritten in accordance with the applicable
Underwriting Guidelines and policies of the related Originator (subject to approved variances and exceptions in connection with compensating factors consistent with customary practices and policies of the Company). The Company has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;

     (r) each original Mortgage has been recorded or is in the process of being recorded in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Purchaser;

     (s) if an Assignment of Mortgage is included in the Mortgage File, such
Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

     (t) the related Mortgage File contains each of the documents and instruments specified;

     (u) the Mortgage Loans are being serviced in accordance with Accepted
Servicing Practices and the Mortgage Note and all escrow deposits and Escrow
Payments, if any, are in the possession of, or under the control of, the Company or its Subservicer and have been collected and handled in full compliance with
RESPA and other state and federal laws.;

                                       26

     (v) the Mortgage Note and the Mortgage have not been altered or modified in any material respect, except by a written instrument which has been recorded, and the substance of any such alteration or modification has been approved by the title insurer, to the extent required by the related policy. No instrument of alteration or modification has been executed by the Company or any other person in the chain of title from the Company, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer;

     (w) the Mortgage has not been satisfied, subordinated, rescinded or canceled, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, rescission, cancellation or release;

     (x) the Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to Fannie Mae or Freddie Mac, or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Company, its successors and assigns, are the sole insureds of such lender's title insurance policy for each
Mortgage Loan, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the sale of the
Mortgage Loan to the Purchaser. Such lender's title insurance policy is valid and remains in full force and effect;

     (y) the Mortgaged Property consists of a contiguous parcel of real property with single-family residence erected thereon, or a two- to four- family dwelling, or an individual condominium unit, or an individual unit in a planned unit development or a de minimis planned unit development. The Mortgaged
Property does not consist of any of the following property types: (a)
co-operative units, (b) mobile homes and (c) manufactured homes (as defined in the Fannie Mae Originator-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a residential lease. If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related
Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

     (z) the Mortgage File contains an appraisal of the related Mortgaged
Property which satisfied the standards of Fannie Mae and Freddie Mac and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and
Freddie Mac. Each

                                       27

appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989;

     (aa) in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the
Mortgagor;

     (bb) [Reserved]

     (cc) the Mortgage is a legal, valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not materially and adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not materially and adversely affect the benefits of the security intended to be provided by the Mortgage. The
Company has full right to sell and assign the Mortgage to the Purchaser;

     (dd) each Mortgagor who is a party to the Mortgage Note is a natural person or a living trust;

     (ee) all requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure or recording, predatory and abusive lending laws) applicable to the acquisition, origination and servicing of such Mortgage
Loan have been complied with in all material respects;

     (ff) none of the Mortgage Loans are (a) loans subject to 12 CFR Part
226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended ("HOEPA"), (b) loans subject to, or in violation of, any applicable state or local law, ordinance or regulation similar to HOEPA or (c)
classified and/or defined as a "high cost home loan" under any federal, state or local law; the Company has implemented and conducted compliance procedures to determine if each Mortgage Loan is "high-cost" home loan under the applicable laws;

     (gg) none of the Mortgage Loans secured by Mortgaged Property in the States of Georgia, New York, Arkansas, Kentucky and Florida is a "high cost home loan"
as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"), the
Arkansas Home Loan Protection Act, as amended (the "Arkansas Act"), Kentucky
Revised Statutes Section 360.100, as amended (the "Kentucky Act"), the Florida
Home Loan Protection Act Section 494.007 (the "Florida Act"), and the New York
Predatory Lending Law, codified as N.Y. Banking Law Section 6-I, N.Y. Gen. Bus.
Law Section 771-a, and N.Y. Real Prop. Acts Law Section 1302 (together, the "New
York Act"), respectively;

                                       28

     (hh) none of the Mortgage Loans are subject to the New York Act; none of the Mortgage Loans secured by Mortgaged Property in the District of Columbia is a "covered loan" as defined in the District of Columbia Home Loan Protection Act
Section 26-1151.01 (the "D.C. Act"); none of the Mortgage Loans secured by
Mortgaged Property in Maine is a "high-rate, high-fee mortgage" as defined in
Maine Consumer Credit Code -- Truth In Lending Section 8-103 (the "Maine Act");
none of the Mortgage Loans secured by Mortgaged Property in Nevada is a "home loan" as defined in Nevada Revised Statutes title 52, as amended by Assembly
Bill No. 284, 72nd Session (Nevada 2003) (the "Nevada Act"); and all the
Mortgage Loans that are subject to the Georgia Act, the New York Act, the
Arkansas Act, the Kentucky Act, the Florida Act, the D.C. Act, the Maine Act and
the Nevada Act comply with the requirements of each such legislation;

     (ii) each Prepayment Premium is enforceable and was originated in compliance with all applicable federal, state, and local laws;

     (jj) each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, all within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

     (kk) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable
(as such terms are defined in the then current Standard & Poor's LEVELS(R)
Glossary, which is now Version 5.7, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 7, 2003 is governed by the "Georgia
Fair Lending Act";

     (ll) to the best of the Company's knowledge, there is no breach, default, violation or event of acceleration existing under the Mortgage or the Mortgage
Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration. Neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

     (mm) the related Mortgage Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law). To the best of Company's knowledge, all parties to the Mortgage Note and Mortgage had legal capacity to execute the Mortgage Note and Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

     (nn) the proceeds of each Mortgage Loan have been fully disbursed, and except with respect to any escrow holdbacks as approved by the related originator, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement from any escrow funds therefore have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and, except with respect to Buydown
Mortgage

                                       29

Loans, the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

     (oo) the related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (1) in the case of Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. To the best of the
Company's knowledge, there is no homestead or other exemption (other than under the Servicemembers Civil Relief Act) available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (pp) the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as may be limited by applicable law;

     (qq) with respect to each adjustable-rate Mortgage Loan, all adjustments to the Mortgage Interest Rate and monthly payment have been done in accordance with the terms of the related Mortgage Note;

     (rr) the information set forth in the Mortgage Loan Schedule with respect to the Prepayment Premiums is true and correct in all material respects;

     (ss) no foreclosure proceedings are pending against the Mortgaged Property and the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding, and to the best of the Company's knowledge or the knowledge of the related servicer, no material litigation or lawsuit relating to the Mortgage
Loan is pending;

     (tt) all payments required to be made prior to the related Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment under any Mortgage Loan has ever been 30 days or more delinquent.

     (uu) [Reserved];

     (vv) to the best of the Company's knowledge, no fraud, with respect to a
Mortgage Loan has taken place on the part of the Company or its employees in connection with the origination of such Mortgage Loan or the sale of such
Mortgage Loan to the Purchaser;

     (ww) to the best of the Company's knowledge, the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

     (xx) to the best of the Company's knowledge, the Mortgagor has not notified the Company or its servicer, and neither the Company nor its servicer has knowledge of any relief requested by or provided to the Mortgagor under the
Servicemembers Civil Relief Act, as amended, or any similar state law;

                                       30

     (yy) with respect to any Mortgage Loan which is identified on the Mortgage
Loan Schedule as a balloon mortgage loan (each, a "Balloon Mortgage Loan"), the
Mortgage Note is payable in Monthly Payments based on a thirty (30) or forty
(40) year amortization schedule with a final Monthly Payment substantially greater than the preceding Monthly Payment which is sufficient to amortize the remaining principal balance of the Balloon Mortgage Loan and such final Monthly
Payment shall not be due prior to 180 months following the first Monthly Payment of the Balloon Mortgage Loan;

     (zz) no Mortgage Loans was made in connection with the construction of a
Mortgaged Property;

     (aaa) the Mortgage Loan Documents for the related Mortgage Loans have been delivered to the Custodian. The Company is in possession of a complete Mortgage
File for each Mortgage Loan in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Custodian. All documents required to be included in the Mortgage File shall be complete, executed as required and in compliance with applicable law. With respect to each
Mortgage Loan for which a lost note affidavit has been delivered to the
Custodian in place of the original Mortgage Note, the related Mortgage Note is no longer in existence, and, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Purchaser will not be affected by the absence of the original Mortgage
Note;

     (bbb) the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation;

     (ccc) each Mortgage Loan originated in the state of Texas pursuant to
Article XVI, Section 50(a)(6) of the Texas Constitution has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas
Constitution, Texas Civil Statutes and the Texas Finance Code. If the Mortgage
Loan was originated in Texas, it is not a cash-out refinancing;

     (ddd) no Adjustable Rate Mortgage Loan contains a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

     (eee) all of the terms of the related Mortgage Note pertaining to interest adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan, including any required notices, and such adjustments do not and will not affect the priority of the Mortgage lien;

     (fff) interest on each Mortgage Loan is calculated on the basis of a
360-day year consisting of twelve 30-day months; and

     (ggg) the Mortgage Loans have an original term to maturity of not more than
30 years, with interest payable in arrears on the Due Date set forth on the related Mortgage Loan Schedule. As to each Adjustable Rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate has been or will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest multiple of 0.125% indicated by the Mortgage Note;
provided that the Mortgage Interest Rate has not increased or decreased and will not increase or

                                       31

decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and
has not, nor will it in any event, exceed the maximum Mortgage Interest Rate or be lower than the minimum Mortgage Interest Rate listed on the Mortgage Loan
Schedule for such Mortgage Loan. As to each Adjustable Rate Mortgage Loan, if the related Mortgage Interest Rate changes on an Adjustment Date, the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in Negative Amortization.

Section 3.03 Repurchase.

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the
examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of any materially defective or missing Mortgage
Loan Document ("Defective Document") or a breach of any of the foregoing representations and warranties that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser in the related Mortgage
Loan, the party discovering such Defective Document or a breach shall give prompt written notice to the other.

     Within ninety (90) days of the earlier of either discovery by or notice to the Company of any Defective Document or a breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such Defective
Document or breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the
Repurchase Price. However, if the breach or Defective Document shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such breach within ninety (90) days of the related
Closing Date, the Company shall, if the breach or Defective Document cannot be cured, at the Purchaser's option and provided that the Company has a Qualified
Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty (120) days after the related Closing Date. Notwithstanding any of the foregoing, if a breach or Defective Document would cause the Mortgage Loan to be other than a
"qualified mortgage," as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within forty-five (45) days from the date the breach or Defective Document was discovered unless such breach is cured during such period. In addition, for purposes of this Section 3.03, any document required to be included in a Mortgage File that is not executed as required or does not strictly comply with all legal requirements shall be deemed to materially and adversely affect the interests of the Purchaser.

                                       32

     If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within ninety (90) days after the written notice of the breach or Defective Document. Any repurchase of a Mortgage Loan or
Loans pursuant to the foregoing provisions of this Section 3.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the
Custodial Account of the amount of the Repurchase Price for distribution to the
Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

     At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the
Company shall, simultaneously with such reassignment, give written notice to the
Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage
Loan from this Agreement, and, in the case of substitution, identify a Qualified
Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in Sections 3.01 and 3.02 except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly
Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or
Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. With respect to any Deleted Mortgage Loan, distributions to the Purchaser shall include the Monthly Payment due on any
Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the
Company in respect of such Deleted Mortgage Loan.

     For any month in which the Company substitutes one or more Qualified
Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Qualified Substitute
Mortgage Loans as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the
"Substitution Adjustment Amount") shall be deposited into the Custodial Account by the Company on or before the Remittance Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     In addition to such repurchase or substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting

                                       33

from, a breach of the representations and warranties of the Company contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a defective
Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

     The Purchaser shall indemnify the Company and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties of the Purchaser contained in Section 3.06 of this Agreement.

     Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the
Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the
Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this
Agreement.

Section 3.04 Repurchase of Mortgage Loans With Early Payment Defaults.

     If the related Mortgagor is thirty (30) days or more delinquent with respect to the first two (2) Monthly Payments under a Mortgage Loan due after the related Closing Date, the Company shall, at the Purchaser's option and repurchase such Mortgage Loan from the Purchaser within thirty (30) calendar days following receipt of notice by the Company at the Repurchase Price.

Section 3.05 Purchase Price Protection.

     With respect to any Mortgage Loan that prepays in full within the first thirty (30) days following the related Closing Date, then (a) with respect to any such Mortgage Loan that does not provide for a Prepayment Premium, the
Company will pay to the Purchaser the premium paid by the Purchaser in excess of par as set forth in the related Purchase Price and Terms Letter (the "Purchase
Premium") and (b) with respect to any such Mortgage Loan that provides for a
Prepayment Premium, the Company shall pay to the Purchaser such Prepayment
Premium, plus the amount, if any, by which the Purchase Premium exceeds the amount of such Prepayment Premium. The Company shall remit the amounts payable under clauses (a) and (b) above, for the benefit of the Purchaser or any assignee of the Purchaser, by wire transfer of immediately available funds on the Remittance Date following the Prepayment Period in which the prepayment was received by the Company.

Section 3.06 Representations and Warranties of the Purchaser

     (a)  Due Organization and Authority.

          The Purchaser is a national banking association duly organized, validly existing and in good standing under the laws of the United
          States and has all licenses necessary to carry on its business as now being conducted; the Purchaser has the

                                       34

          full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Purchaser; and all requisite action has been taken by the Purchaser to make this Agreement valid and binding upon the Purchaser in accordance with its terms;

     (b)  Ordinary Course of Business.

          The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Purchaser;

     (c)  No Conflicts.

          Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the organizational documents of the Purchaser or any legal restriction or any agreement or instrument to which the
          Purchaser is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

     (d)  Ability to Perform.

          The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     (e)  No Litigation Pending.

          There is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Purchaser which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Purchaser, or in any material impairment of the right or ability of the Purchaser to carry on its business substantially as now conducted, or in any material liability on the part of the Purchaser, or which would draw into question the validity of this Agreement or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement; and

     (f)  No Consent Required.

          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the purchase of the

                                       35

          Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the
          Closing Date.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Company to Act as Servicer.

     (a) The Company shall service and administer the Mortgage Loans through its
Subservicer, Cenlar FSB, all in accordance with the terms of this Agreement,
Accepted Servicing Practices, applicable law and the terms of the Mortgage Notes and Mortgages. All references to the Company as servicer contained herein shall, for the avoidance of doubt, mean the Company or its Subservicer. In connection with such servicing and administration, the Company shall have full power and authority, acting alone or through Subservicers, to do or cause to be done any and all things in connection with such servicing and administration which the
Company may deem necessary or desirable, including, without limitation, the power and authority (1) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents, (2) to consent, with respect to the Mortgage Loans it services, to transfers of any
Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages
(but only in the manner provided in this Agreement), (3) to collect any
Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (4) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The
Company shall represent and protect the interests of the Purchaser in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage
Loan, except as provided pursuant to Section 4.22. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the
Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company and its Subservicer to carry out its servicing and administrative duties under this Agreement.

     (b) The Company may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related
Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The
Company shall be solely liable for all fees owed to the Subservicer under the
Subservicing Agreement. Notwithstanding the provisions of any Subservicing
Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Company and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Company shall remain obligated and liable to the Purchaser for the servicing and administration of the Mortgage
Loans it services in accordance with the provisions of this

                                       36

Agreement without diminution of such obligation or liability by virtue of such
Subservicing Agreements or arrangements or by virtue of indemnification from the
Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing
Agreement shall be performed as agent of the Company with the same force and effect as if performed directly by the Company. For purposes of this Agreement, the Company shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a
Subservicer regardless of whether such payments are remitted by the Subservicer to the Company. Any Subservicing Agreement entered into by the Company shall provide that it may be assumed or terminated by the Purchaser, if the Purchaser has assumed the duties of the Company, or by any successor servicer, at the
Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any Subservicing
Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Company and such
Subservicer alone, and the Purchaser shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 4.01(a).

Section 4.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing
Practices, (3) the Company shall determine prudently to be in the best interest of the Purchaser, and (4) is consistent with any related PMI Policy. Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120)
days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments unless prevented by statutory limitations or states whose bankruptcy laws prohibit such actions within such timeframe. The Company shall use its best efforts to realize upon defaulted
Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged
Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage
Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds
(respecting which it shall have priority for purposes of withdrawals from the
Custodial Account pursuant to Section 4.05) or through Insurance Proceeds
(respecting which it shall have similar priority).

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has

                                       37

reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

     After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property.
In the event (a) the environmental inspection report indicates that the
Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, and/or Insurance Proceeds, or if the
Liquidation Proceeds and/or Insurance Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all
Servicing Advances made with respect to the related Mortgaged Property from the
Custodial Account pursuant to Section 4.05 hereof.

Section 4.03 Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the principal and interest on all
Mortgage Loans are paid in full, in accordance with this Agreement and Accepted
Servicing Standards, the Company through its subservicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end
that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge with respect to a Mortgage Loan it services and (ii)
extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Company cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the related Cut-off Date. In the event of any such arrangement, the Company shall make Monthly Advances on the related Mortgage Loan in accordance with the provisions of Section 5.03 during the scheduled period in accordance with the amortization schedule of such
Mortgage Loan without modification thereof by reason of such arrangements. The
Company shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the
Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

                                       38

Section 4.04 Establishment of and Deposits to Custodial Account.

     The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain for each Purchaser or assignee one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Opteum Financial Services, LLC, in trust for Bank of America, National
Association and/or subsequent purchasers of Mortgage Loans, and various
Mortgagors - P & I." The Custodial Account shall be established with a Qualified
Depository. Upon request of the Purchaser and within ten (10) days thereof, the
Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

     The Company shall deposit in the Custodial Account within two Business Days of Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, other than payments of principal and interest due on or before the related
Cut-off Date, or received by the Company prior to the related Cut-off Date but allocable to a period subsequent thereto:

               (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (including Prepayment Premiums paid by the Mortgagor or the Company pursuant to Section 4.22 of this
          Agreement);

               (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii) all Liquidation Proceeds;

               (iv) all Insurance Proceeds, including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the
          Mortgaged Property or released to the Mortgagor in accordance with
          Section 4.14), Section 4.11 and Section 4.15;

               (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the
          Mortgagor in accordance with Section 4.14;

               (vi) any amounts required to be deposited in the Custodial
          Account pursuant to Section 4.01, 5.01, 5.03, 6.01 or 6.02;

               (vii) any amounts payable in connection with the repurchase of or substitution for any Mortgage Loan pursuant to Section 3.03;

               (viii) with respect to Principal Prepayments and any Prepayment
          Interest Shortfalls relating to such Prepayment Period, the applicable
          Compensating Interest payment (to be paid by the Company out of its own funds);

                                       39

               (ix) any amounts required to be deposited by the Company pursuant to Section 4.10 in connection with the deductible clause in any blanket hazard insurance policy; and

               (x) any amounts received with respect to or related to any REO
          Property and all REO Disposition Proceeds pursuant to Section 4.16.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary income (other than Prepayment Premiums), to the extent permitted by Section 6.01, need not be deposited by the Company into the
Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the
Company shall be entitled to retain and withdraw such interest from the
Custodial Account pursuant to Section 4.05. Prior to changing the location of the Custodial Account, the Company shall give notice to the Purchaser of such change, which notice shall set forth the new location of the Custodial Account when established. The Company shall maintain adequate records with respect to all deposits and withdrawals made pursuant to this Section 4.04 and Section
4.05. All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

Section 4.05 Permitted Withdrawals From Custodial Account.

     The Company shall, from time to time, withdraw funds from the Custodial
Account for the following purposes:

               (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

               (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the
          Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage
          Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage
          Loan;

               (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage
          Loan being limited to related Liquidation Proceeds, Condemnation
          Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of

                                       40

          any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

               (iv) to reimburse itself for previously unreimbursed Monthly
          Advances or Servicing Advances that it determines are Nonrecoverable
          Advances;

               (v) to pay itself as part of its servicing compensation interest on funds deposited in the Custodial Account;

               (vi) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

               (vii) to pay any amount required to be paid pursuant to Section
          4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO
          Property, the amount of such expenditure or withdrawal from the
          Custodial Account shall be limited to amounts on deposit in the
          Custodial Account with respect to the related REO Property;

               (viii) to remove funds inadvertently placed in the Custodial
          Account by the Company;

               (ix) to transfer funds to another Qualified Depository;

               (x) to reimburse itself any Prepayment Interest Excess to the extent not otherwise retained; and

               (xi) to clear and terminate the Custodial Account upon the termination of this Agreement.

     In the event that the Custodial Account is interest bearing, on each
Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

     The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the
Custodial Account.

Section 4.06 Establishment of and Deposits to Escrow Account.

     The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain for each Purchaser or assignee one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Opteum Financial

                                       41

Services, LLC, in trust for Bank of America, National Association and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors - T
& I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the
Purchaser with written confirmation of the existence of such Escrow Account.
Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07.

     The Company shall deposit in the Escrow Account or Accounts within two (2)
Business Days of Company's receipt, and retain therein:

               (i) all Escrow Payments collected on account of the Mortgage
          Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

               (ii) all amounts representing Insurance Proceeds or Condemnation
          Proceeds which are to be applied to the restoration or repair of any
          Mortgaged Property.

     The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the
Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07 Permitted Withdrawals From Escrow Account.

     The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in this Section
4.07.

     Withdrawals from the Escrow Account or Accounts may be made by the Company only:

               (i) to effect timely payments of ground rents, taxes,
          assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

               (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related
          Mortgage Loan, but only from amounts received on the related Mortgage
          Loan which represent late collections of Escrow Payments thereunder;

               (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

               (iv) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                                       42

               (v) for application to the restoration or repair of the Mortgaged
          Property in accordance with the procedures outlined in Section 4.14;

               (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the
          Escrow Account;

               (vii) to remove funds inadvertently placed in the Escrow Account by the Company;

               (viii) to remit to the Purchaser payments on account of Buydown
          Funds, as applicable; and

               (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08 Payment of Taxes, Insurance and Other Charges.

          With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow
     Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the
     Mortgage. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments, which advances shall constitute Servicing Advances hereunder; provided that the Company shall be required to so advance only to the extent that the Company, in its good faith judgment, believes the Servicing Advance to be recoverable from
     Insurance Proceeds or Liquidation Proceeds or otherwise. The costs incurred by the Company, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Stated Principal Balances of the related Mortgage
     Loans, notwithstanding that the terms of such Mortgage Loans so permit.

Section 4.09 Transfer of Accounts.

     The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time; provided that the Company shall give written notice to the Purchaser of any proposed change of the location of either Account not later than the date of any change thereof.

Section 4.10 Maintenance of Hazard Insurance.

     The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to

                                       43

Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the
Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such
Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie
Mae or Freddie Mac, the Company shall notify the Purchaser and the related
Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

     If the related Mortgaged Property is located in an area identified by the
Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Company will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster
Protection Act of 1973, as amended. If at any time during the term of the
Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the FEMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of
1973, as amended, the Company shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the
Mortgagor's behalf. Any out-of-pocket expenses or advance made by the Company on such force placed flood insurance coverage shall be deemed a Servicing Advance.

     If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the insurance coverage required of the owner's association is being maintained in accordance with then current Fannie Mae or Freddie Mac requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     In the event that the Purchaser or the Company shall determine that the
Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the
Mortgagor with respect to the need for such insurance and bring to the
Mortgagor's attention the desirability of protection of the Mortgaged Property.

                                       44

     All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

     The Company shall not interfere with the Mortgagor's freedom of choice in selecting either an insurance carrier or agent, provided, however, that the
Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the
Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

     Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the
Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11 Maintenance of Mortgage Impairment Insurance.

     In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy (1) names the Company as loss payee, (2) provides coverage in an amount equal to the amount required pursuant to Section 4.10 without coinsurance, and (3) otherwise complies with Accepted Servicing Practices and all other requirements of Section
4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with prudent servicing practices. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the
Purchaser.

Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

     The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers,

                                       45

employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans
("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance
Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company
Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and
Omissions Insurance Policy shall be at least equal to the amounts acceptable to
Fannie Mae or Freddie Mac. Upon the request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certificate of insurance for such
Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions
Insurance Policy shall in no event be terminated or materially modified without
30 days' prior written notice to the Purchaser.

Section 4.13 Inspections.

     If any Mortgage Loan is more than sixty (60) days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

Section 4.14 Restoration of Mortgaged Property.

     The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be
applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than
$20,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

               (i) the Company shall receive satisfactory independent
          verification of completion of repairs and issuance of any required approvals with respect thereto;

               (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

               (iii) the Company shall verify that the Mortgage Loan is not in default; and

               (iv) pending repairs or restoration, the Company shall place the
          Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                                       46

     If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15 Maintenance of PMI Policy; Claims.

     (a) With respect to each Mortgage Loan with a LTV in excess of 80% required to have a PMI Policy as reflected on the related Mortgage Loan Schedule, the
Company shall, in accordance with state and federal laws and without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 80%
(or such other percentage as stated in the related Purchase Price and Term
Letter) of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until terminated pursuant to the Homeowners
Protection Act of 1998, 12 USC Section 4901, et seq. In the event that such PMI
Policy shall be terminated, the Company shall obtain from another Qualified
Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the
PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable PMI
Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI
Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI
Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

     (b) In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan.
Pursuant to Section 4.04, any amounts collected by the Company under any PMI
Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     (c) Purchaser, in its sole discretion, at any time, may (i) either obtain an additional PMI Policy on any Mortgage Loan which already has a PMI Policy in place, or (ii) obtain a PMI Policy for any Mortgage Loan which does not already have a PMI Policy in place. In any event, the Company agrees to administer such
PMI Policies in accordance with the provisions of this Agreement or any agreement related to a Pass Through Transfer or Whole Loan Transfer.

                                       47

Section 4.16 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located.
The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the
Purchaser.

     The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale.
However, the Purchaser shall have the option to manage and operate the REO
Property provided the Purchaser gives written notice of its intention to do so within sixty (60) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure. The election by the Purchaser to manage the REO
Property shall not constitute a termination of any rights of the Company pursuant to Section 11.02.

     If the Purchaser does not elect to manage and operate the REO Property, the
Company shall manage, conserve, protect and operate each REO Property for the
Purchaser solely for the purpose of its prompt disposition and sale. The
Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

     The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

     The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required

                                       48

and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the
Custodial Account shall be distributed to the Purchaser.

     The Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.11. The
Company shall make monthly distributions on each Remittance Date to the
Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17 Real Estate Owned Reports.

     Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO
Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.18 Liquidation Reports.

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Company pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such
Mortgaged Property.

Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

     Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to
Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

                                       49

Section 4.20 Application of Buydown Funds.

     With respect to each Buydown Mortgage Loan, the Company shall have deposited into the Escrow Account, no later than the last day of the month,
Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown
Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage
Loan, the Company will distribute to the Purchaser on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related
Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown
Agreement).

     If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown
Mortgage Loan is sold in the liquidation thereof (either by the Company or the insurer under any related Primary Insurance Policy) the Company shall, on the
Remittance Date following the date upon which Liquidation Proceeds or REO
Disposition proceeds are received with respect to any such Buydown Mortgage
Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage
Loan then remaining in the Escrow Account (net of amounts reimbursable to the
Company with respect to such Mortgage Loan pursuant to this Agreement). Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a
Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in it entirety during the related Buydown Period, the Company shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the Escrow Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown
Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the
Buydown Mortgage Loan, the Company shall distribute to the Purchaser on the
Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such
Mortgage Loan so remaining in the Escrow Account, together with any amounts required to be deposited into the Custodial Account.

Section 4.21 Notification of Adjustments.

     With respect to each Mortgage Loan, the Company shall adjust the Mortgage
Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage
Interest Rate adjustments. The Company shall promptly, upon

                                       50

written request, deliver to the Purchaser such notifications along with information regarding the applicable date of such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the
Company or the receipt of notice from the Purchaser that the Company has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related
Mortgage Note, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the
Purchaser thereby.

Section 4.22 Modifications, Waivers, Amendments and Consents.

     (a) Subject to this Section 4.22, the Company may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Purchaser. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Accepted Servicing Practices.

     (b) The Company shall not agree to enter into, and shall not enter into, any modification, waiver, forbearance or amendment of any term of any Mortgage
Loan if such modification, waiver, forbearance, or amendment would:

          (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

          (ii) in the Company's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

          (iii) otherwise constitutes a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in each case, (A) such Mortgage Loan is 90 days or more past due or (B)
the Company delivers to the Purchaser an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Accepted
Servicing Practices, the Company may permit a forbearance for a Mortgage Loan which, in the Company's judgment, is subject to imminent default.

     (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, be added to the unpaid principal balance of the related
Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

     (d) The Company may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Company's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the
Company, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Company, which amount shall be retained by the Company as additional servicing compensation.

                                       51

     (e) The Company shall notify the Purchaser, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Purchaser (or, at the direction of the Purchaser, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days)
following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Company (i) shall deliver to the Purchaser a copy thereof and
(ii) shall deliver to the Purchaser such document, with evidence of notification upon receipt thereof from the public recording office.

     (f) The Company may waive (or permit a Subservicer to waive) a Prepayment
Premium only under the following circumstances: (i) the related prepayment is not the result of a refinancing by the Company or its designee, (ii) such waiver relates to a defaulted Mortgage Loan or a reasonably foreseeable default, (iii)
such waiver is standard and customary in servicing similar mortgage loans to the
Mortgage Loans, and (iv) such waiver in the reasonable judgment of the Company, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Premium and the related Mortgage Loan.

     The Company shall pay the amount of any Prepayment Premium (to the extent not collected and remitted to the Purchaser) to the Purchaser or its assignees if (1) the representation in Section 3.02(ii) or (rr) is breached and such breach materially and adversely affects the interests of the Purchaser or its assigns or (2) the Company or its designee waives any Prepayment Premium other than as permitted under this Section 4.22(f). The Company shall pay the amount of such Prepayment Premium, for the benefit of the Purchaser or any assignee of the Purchaser, by remitting such amount to the Purchaser or any assignee of the
Purchaser, by wire transfer of immediately available funds on the Remittance
Date following the Prepayment Period in which the prepayment is received by the
Company.

Section 4.23 Disaster Recovery/Business Continuity Plan.

     The Company shall establish and maintain contingency plans, recovery plans and proper risk controls to ensure Company's continued performance under this
Agreement. The plans must be in place within thirty (30) calendar days after the date of this Agreement and shall include, but not be limited to, testing, control functions, accountability and corrective actions to be immediately implemented, if necessary. The Company agrees to make copies or summaries of the plans available to the Purchaser or its regulators upon request.

Section 4.24 Fair Credit Reporting Act.

     (a) The Company shall furnish, in accordance with the Fair Credit Reporting
Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on each Mortgagor's credit files to Equifax,
Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

     (b) The Company agrees to transmit full-file credit reporting data for each
Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each
Mortgage Loan, the

                                       52

Company shall report one of the following statuses each month: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed or charged-off.

     (c) The Company shall comply with Title V of the Gramn-Leach-Bliley Act of
1999 and all applicable regulations promulgated thereunder, relating to the
Mortgage Loans and the related Mortgagors and shall provide all required notices thereunder.

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

Section 5.01 Remittances.

     On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the
Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section
4.05) together with the applicable Compensating Interest payment deposited in the Custodial Account in accordance with Section 4.04(viii), plus (b) all
Monthly Advances, if any, which the Company is obligated to remit pursuant to
Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date; and, minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

     With respect to any remittance received by the Purchaser after the
Remittance Date on which such payment was due, the Company shall pay to the
Purchaser interest on any such late payment at an annual rate equal to the Prime
Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the
Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding
Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02 Automated Servicing Systems and Statements to Purchaser.

     The Company shall setup, format, maintain and transmit to the Purchaser the
Company's servicing date and other electronic data storage and transmission systems related to the Mortgage Loans (collectively, the "Servicing Systems") in accordance with the guidelines and requirements set forth in Exhibit J attached hereto (the "Servicer Requirements"), and the Company shall cooperate with the
Purchaser to receive data fields from the Purchaser that are to be incorporated in the Servicing Systems in accordance with the Servicer Requirements.

     Not later than the first (1st) Business Day of each month, the Company shall furnish to the Purchaser, with respect to the preceding month, a monthly collection report, a monthly paid

                                       53

in full report that summarizes Mortgage Loans paid in full during the Due Period and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such Remittance Date in electronic format agreed upon by the Company and the Purchaser.

     Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report and a monthly remittance advice, including the information set forth in Exhibit J, in both a physical form and a mutually agreeable electronic format as to the remittance on such
Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

Section 5.03 Monthly Advances by Company.

     No later than the close of business on the Business Day preceding each
Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all
Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate)
which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the related Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Company by deposit in the
Custodial Account on or before any future Remittance Date if funds in the
Custodial Account on such Remittance Date shall be less than payments to the
Purchaser required to be made on such Remittance Date. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the date on which cash is received in connection with the liquidation of
REO Property; provided, however, that any such obligation under this Section
5.03 shall cease if the Company determines, in its sole reasonable opinion, that such advances would constitute Nonrecoverable Advances. In the event that the
Company determines that any such advances would constitute Nonrecoverable
Advances, the Company shall provide the Purchaser with a certificate signed by two officers of the Company evidencing such determination.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01 Due-on-Sale Provision and Assumptions.

     The Company shall use its best efforts to enforce any "due-on-sale"
provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the
Mortgagor remains liable on the Mortgage and the Mortgage Note. When the
Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

                                       54

     If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or that either a decision not to exercise the
"due-on-sale" provision or a decision to permit an assumption of the Mortgage
Loan is in the best interest of the Purchaser, the Company shall enter into (i)
an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the
Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original
Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged
Property is substituted as Mortgagor and becomes liable under the Mortgage Note.
The Company shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. If an assumption fee is collected by the Company for entering into an assumption agreement such fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Purchaser's consent.

     To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit-worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit-worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the
Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company immediately shall notify the Purchaser and shall request the release of any Mortgage Loan Documents.

     If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price, plus any prepayment penalty or premium provided for in the terms of the Mortgage Note, if applicable, by deposit thereof in the Custodial Account within one Business Day of receipt of such demand by the Purchaser. The Company shall maintain the
Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                                       55

Section 6.03 Servicing Compensation.

     As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee. The
Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid scheduled principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the
Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments. Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate
Servicing Fee shall be reduced (but not below zero) by an amount equal to the
Compensating Interest Payment for the related Principal Prepayment Period.

     Additional servicing compensation in the form of Prepayment Interest
Excess, assumption fees, to the extent provided in Section 6.01, late payment charges and other ancillary income (other than Prepayment Premiums) shall be retained by the Company to the extent not required to be deposited in the
Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04 Annual Statement as to Compliance.

     On or before March 15 of each year, beginning March 15, 2007, the Company, at its expense, shall furnish to the Purchaser or the Purchaser's designee, each of the items described in Section 2.04 of the Regulation AB Compliance Addendum.

Section 6.05 Annual Independent Public Accountants' Servicing Report.

     On or before March 15 of each year, beginning March 15, 2007, the Company, at its expense, shall furnish to the Purchaser or the Purchaser's designee, each of the items described in Section 2.05 of the Regulation AB Compliance Addendum.

Section 6.06 Right to Examine Company Records.

     The Purchaser, or its designee, shall have the right to examine and audit any and all of the related books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon seven
(7) calendar days advance notice. The Purchaser shall pay its own travel expenses associated with such examination.

Section 6.07 Compliance with REMIC Provisions.

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860 (a) (2) of the
Code and

                                       56

the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code)
unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                   ARTICLE VII

                              COMPANY TO COOPERATE

Section 7.01 Provision of Information.

     During the term of this Agreement, the Company shall furnish to the
Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage
Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the
Purchaser or any regulatory agency will be provided at the Purchaser's expense.
All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give. Upon request from the Purchaser, the Company shall deliver no later than sixty (60) days after such request any Servicing File or document therein, or copies thereof, to the Purchaser at the direction of the Purchaser. The
Purchaser shall return any original Servicing File or document therein delivered pursuant to this Section no later than 15 days after receipt thereof. In the event that the Company fails to make delivery of the requested Servicing File or document therein, or copies thereof, as required under this Section, the Company shall repurchase, pursuant to Section 3.03 of this Agreement, the related
Mortgage Loan within thirty (30) days of a request to do so by the Purchaser.

     In addition, during the term of this Agreement, the Company shall provide to the OCC and to comparable regulatory authorities supervising the Purchaser or any of Purchaser's assigns (including beneficial owners of securities issued in
Securitizations backed by the Mortgage Loans) and the examiners and supervisory agents of the OCC and such other authorities, access to the documentation required by applicable regulations of the OCC and other authorities supervising the Purchaser or any of its assigns with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Company.

     The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 7.02 Financial Statements; Servicing Facility.

     In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser the audited financial statements of the
Company, which shall include information relating to the Company, for the most recently completed two fiscal years for which such financial statements are available, as well as a Consolidated Statement of Condition at the end of the
last two fiscal years covered by such Consolidated Statement of Operations. The

                                       57

Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company
(and are available upon request to members or stockholders of the Company or to the public at large).

     The Company also shall make available to the Purchaser or prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective purchaser to inspect the Company's servicing facilities for the purpose of satisfying such prospective purchaser that the Company has the ability to service the Mortgage
Loans as provided in this Agreement.

                                  ARTICLE VIII

                                   THE COMPANY

Section 8.01 Indemnification; Third Party Claims.

     (a) The Company shall indemnify the Purchaser, its directors, officers, agents and employees (each, a "Purchaser Indemnified Party") and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser Indemnified Party may actually incur in any way related to the failure of the Company to perform its duties under this Agreement. The Company shall promptly notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage
Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement. The provisions of this
Section 8.01(a) shall survive termination of this Agreement.

     (b) The Purchaser shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Company may actually incur in any way related to the failure of the Purchaser to perform its duties in compliance with the terms of this Agreement. The provisions of this Section 8.01(b) shall survive termination of this Agreement.

Section 8.02 Merger or Consolidation of the Company.

     The Company shall keep in full effect its existence, rights and franchises as a limited liability company, and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary

                                       58

to protect the validity and enforceability of this Agreement or any of the
Mortgage Loans and to perform its duties under this Agreement.

     Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the
Company shall be a party, or any Person succeeding to the business of the
Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, and (iii) who is either a Fannie Mae or Freddie
Mac-approved company in good standing. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder.

Section 8.03 Limitation on Liability of Company and Others.

     Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any breach of its warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this
Agreement or any other liability which would otherwise be imposed under this
Agreement. The Company and any director, officer, employee or agent of the
Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage
Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action, unless any such costs result from a breach of the Company's representations and warranties made herein or its failure to perform its obligations in compliance with this Agreement.

Section 8.04 Limitation on Resignation and Assignment by Company.

     The Purchaser has entered into this Agreement with the Company and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, except as otherwise permitted under this Agreement, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

                                       59

     Except to the extent provided in Sections 4.01 and 8.02, the Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 12.01.

     Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the
Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                                   ARTICLE IX

                    WHOLE LOAN TRANSFERS AND SECURITIZATIONS

Section 9.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Pass-Through.

     The Purchaser and the Company agree that with respect to some or all of the
Mortgage Loans, the Purchaser, at its sole option, may effect one or more Whole
Loan Transfers or Securitizations, retaining the Company or its subservicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the Reconstitution Date, the Mortgage Loans transferred shall cease to be serviced by the Company pursuant to this Agreement as provided in this Section 9.01; provided, however, that, in the event that any
Mortgage Loan transferred pursuant to this Section 9.01 is rejected by the transferee, the Company shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this
Agreement.

     The Company shall cooperate with the Purchaser in connection with each
Whole Loan Transfer or Securitization in accordance with this Section 9.01. In connection therewith the Company shall:

     (a) make all representations and warranties made herein with respect to the
Mortgage Loans as of the related Closing Date and with respect to the Company itself as of the closing date of each Whole Loan Transfer or Securitization;

     (b) execute an Assignment, Assumption and Recognition Agreement or at the
option of the Purchaser, negotiate in good faith and execute any pooling and servicing agreement or similar agreements necessary to effectuate the foregoing provided such agreements create no

                                       60

greater obligation or cost on the part of the Company than otherwise set forth in this Agreement or do not materially and adversely alter the Company's rights hereunder;

     (c) make representations and warranties (1) that the Company has serviced the Mortgage Loans in accordance with the terms of this Agreement, provided accurate statements to the Purchaser pursuant to Section 5.02 of this Agreement, and otherwise complied with all covenants and obligations hereunder and (2) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans, and (3) regarding the accuracy of the information provided to the Purchaser by the Company on or before the closing date of the applicable Whole Loan Transfer; and

     (d) provide as applicable:

          (i) any and all information and appropriate verification of information which may be reasonably available to the Company, including information regarding the Company's foreclosure, delinquency and loss experience and the Company's underwriting standards, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request; and

          (ii) such additional customary corporate opinions of counsel and certificates of public officials or officers of the Company as are reasonably believed necessary by the trustee, any rating agency or any credit enhancement provider, as the case may be, in connection with
     Whole-Loan Transfers or Securitizations.

     In order to facilitate compliance with Regulation AB promulgated under the
Securities Act, the Company, the Servicer and the Purchaser agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as
Addendum I. In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date the Company shall prepare an Assignment of Mortgage in blank or to the trustee from the
Company acceptable to the Purchaser or the trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Securitizations. The Company shall pay all preparation and recording costs associated therewith if the Assignments of
Mortgage have not been previously prepared and recorded in Purchaser's name. The
Company shall execute each Assignment of Mortgage, track such Assignments of
Mortgage to ensure they have been recorded and deliver them as required by the
Purchaser or the trustee upon the Company's receipt thereof. Additionally, the
Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any pooling and servicing agreements.

     All Mortgage Loans not sold or transferred pursuant to Whole Loan Transfers or Securitizations shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

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                                    ARTICLE X

                                     DEFAULT

Section 10.01 Events of Default.

     Each of the following shall constitute an Event of Default on the part of the Company:

               (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

               (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement, including but not limited to breach by the Company of any one or more of the representations, warranties and covenants of the Company as set forth in Section 3.01 of this Agreement which continues unremedied for a period of forty-five (45) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

               (iii) failure by the Company or, if the Company's subservicer services the Mortgage Loans, failure by such subservicer to maintain its license to do business in any jurisdiction where the Mortgaged
          Property is located if such license is required, which failure continues unremedied for a period of thirty (30) days; or

               (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of
          60 days; or

               (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its assets; or

               (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

                                       62

               (vii) the Company or, if the Company's subservicer services the
          Mortgage Loans, such subservicer, ceases to meet the servicer eligibility qualifications of Fannie Mae or Freddie Mac; or

               (viii) the Company fails to comply with the requirements of
          Sections 6.04 and 6.05.

     If the Company obtains knowledge of an Event of Default, the Company shall promptly notify the Purchaser. In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the
Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

     Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 12.01. Upon written request from the Purchaser, the Company shall, at its expense, prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02 Waiver of Defaults.

     By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

Section 11.01 Termination.

     This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last
Mortgage Loan or the disposition of any REO Property with respect to the last
Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing. The

                                       63

representations and warranties and indemnification provisions contained herein shall survive the termination of this Agreement.

     Upon written request from the Purchaser in connection with any such termination, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all
Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company's sole expense. The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01 Successor to Company.

     Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or pursuant to
Section 11.02, the Purchaser shall, (i) succeed to and assume all of the
Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this
Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on
Mortgage Loans as it and such successor shall agree. In the event that the
Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the
Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02, and 3.03 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the
Company, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (h), (i) and (k) thereof, whereupon such successor shall become fully vested with all

                                       64

the rights, powers, duties, responsibilities, obligations and liabilities of the
Company, with like effect as if originally named as a party to this Agreement.
Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

     The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

     Unless the Company is terminated pursuant to Section 11.02, the Purchaser shall be entitled to be reimbursed from the Company for all reasonable costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Purchaser to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser to service the Mortgage
Loans properly and effectively.

     Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02 Amendment.

     This Agreement may be amended from time to time by the Company and by written agreement signed by the Company and the Purchaser.

Section 12.03 Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT
OF LAWS PROVISIONS OF SUCH LAWS OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW
SECTION 5-1401.

     EACH OF THE COMPANY AND THE PURCHASER HEREBY KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN
RESPECT OR ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION
WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN
CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS
(WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY OR THE PURCHASER. THIS
PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASER TO ENTER INTO THIS
AGREEMENT.

                                       65

Section 12.04 [Reserved].

Section 12.05 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the
Mortgage Loans by the Purchaser.

Section 12.06 Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

               (i)  if to the Company:

          Opteum Financial Services, LLC
          W. 115 Century Road
          Paramus, New Jersey 07652
          Attention: Mary Glass-Schannault
          Telephone: (888) 586-0002
          Fax: (886) 681-4655
          or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

               (ii) if to Purchaser:

          Bank of America, National Association
          Hearst Tower
          NC1-027-21-04
          214 North Tryon Street, 21st Floor
          Charlotte, North Carolina 28255
          Attention: Managing Director
          Telephone: (704) 388-8708
          Fax:  (704) 386-3215
          or such other address as may hereafter be furnished to the Company in writing by the Purchaser.

Section 12.07 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement.

                                       66

Section 12.08 Relationship of Parties.

     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the
Company shall be rendered as an independent contractor and not as agent for the
Purchaser.

Section 12.09 Execution; Successors and Assigns.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 8.02 and 8.04, this
Agreement shall inure to the benefit of and be binding upon the Company and the
Purchaser and their respective successors and assigns.

Section 12.10 Recordation of Assignments of Mortgage.

     To the extent permitted by applicable law, each of the Assignments of
Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense, in the event recordation is either necessary or advisable in accordance with Acceptable Servicing Practices or under applicable law or is requested by the Purchaser at its sole option in the case of Mortgage Loans that are not registered on MERS.

Section 12.11 Assignment by Purchaser.

     The Purchaser shall have the right (without the consent of the Company in the case of a Whole Loan Transfer or a Securitization, and otherwise with the consent of the Company, such consent not to be unreasonably withheld) and subject to the limits set forth in Section 2.02 and Section 9.01 hereof with respect to Whole Loan Transfers or Securitizations, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the
Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement and
the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the
Purchaser in this Agreement shall be deemed to include its assignee or designee.
In the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Company acknowledges and agrees to look solely to such assignee, and not the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Company with respect thereto.

Section 12.12 Solicitation of Mortgagor.

     From and after the Closing Date, the Company agrees that it will not take any action and will make best efforts to prevent or cause to prevent any action to be taken by any of its affiliates to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, however, that the Company may (i)
employ promotions or solicitations that are directed to the general public at large or segments thereof, provided that no segment shall consist primarily of the borrowers or obligors under the

                                       67

Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements, (ii) respond to Mortgagor requests for pay-off information, and
(iii) promote or solicit any Mortgagor for any other bank or financial products or services, unless such promotions or solicitations are for a prepayment of a
Mortgage Loan. For the avoidance of doubt, the term "affiliates" used herein does not include any correspondent sellers.

Section 12.13 Further Agreements.

     The Purchaser and the Company each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 12.14 Confidential Information.

     The Company and the Purchaser shall keep confidential and shall not divulge to any party, without the other party's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

     The Purchaser and the Company agree they (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer
Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer
Information, (iii) shall not disclose Consumer Information to any affiliated or non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Company, at the specific written direction of the Purchaser, (iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Information and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. To the best of its ability, the Company shall promptly provide the Purchaser's regulators information regarding such security measures upon the reasonable request of the Purchaser, which information shall include, but not be limited to, any SAS 70 or similar independent audit reports, summaries of test results or equivalent measures taken by the Company with respect to its security measures, as agreed upon by the parties. The restrictions set forth herein shall survive the termination of this Agreement.

Section 12.15 Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 12.16 Exhibits.

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                                       68

Section 12.17 General Interpretive Principles.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (c) references herein to "Articles", "Sections", "Subsections",
"Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;
and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

Section 12.18 Reproduction of Documents.

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 12.19 Purchase Price and Terms Letter.

     The terms and conditions set forth in the Purchase Price and Terms Letter between the Purchaser and the Company with respect to each Closing Date shall be incorporated herein.

                [Intentionally Blank - Next Page Signature Page]

                                       69

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA,                          OPTEUM FINANCIAL SERVICES, LLC
NATIONAL ASSOCIATION
PURCHASER                                 COMPANY

By:                                       By:
    -----------------------------------       ----------------------------------
Name:                                     Name:
      ---------------------------------         --------------------------------
Title:                                    Title:
       --------------------------------          -------------------------------

                                       70

                                    EXHIBIT A

                         FORM OF MORTGAGE LOAN SCHEDULE

                                [Attached hereto]

                                   Exhibit A-1

                                    EXHIBIT B

                         CONTENTS OF EACH MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the
Servicing File or delivered to the Custodian pursuant to Sections 2.01, 2.02 and
2.03 of the Mortgage Loan Sale and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

     1.   The original Mortgage Note endorsed "Pay to the order of
          _____________, without recourse" and signed in the name of the Company by an authorized officer (provided that, in the event that the
          Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Company], successor by merger to
          [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "[Company], formerly known as [previous name]"). The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the Originator (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
          Note);

     2.   The original of any guarantee executed in connection with the Mortgage
          Note (if any).

     3.   The original Mortgage, with evidence of recording thereon, except as follows. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded
          Mortgage, the Company shall deliver or cause to be delivered to the
          Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's
          Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

                                   Exhibit B-1

     4.   The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or, if the original of any such agreement with evidence of recording thereon has not been returned by the public recording office where such agreement has been delivered for recordation or such agreement has been lost or such public recording office retains the original recorded agreement, a photocopy of such agreement, certified by the Company or its agent to be a true and correct copy of the agreement delivered to the appropriate public recording office for recordation. The original recorded agreement or, in the case of a agreement where a public recording office retains the original recorded agreement or in the case where an agreement is lost after recordation in a public recording office, a copy of such agreement certified by such public recording office to be a true and complete copy of the original recorded agreement, will be promptly delivered to the Custodian upon receipt thereof by the Company.

     5.   The original Assignment of Mortgage, in blank, for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). If the Mortgage Loan was acquired by the Company in a merger, the
          Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the
          Assignment of Mortgage must be made by "[Company], formerly know as
          [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS")
          or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Company shall take all actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     6.   For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the
          Custodian, a photocopy of such intervening assignment, together with
          (i) in the case of a delay caused by the public recording office, an
          Officer's Certificate of the Company stating that such intervening
          Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening
          Assignment of Mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of

                                   Exhibit B-2

          the original recorded intervening Assignment of Mortgage will be promptly delivered to the Custodian upon receipt thereof by the
          Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening
          Assignment of Mortgage or in the case where an intervening Assignment of Mortgage is lost after recordation in a public recording office, a copy of such intervening Assignment of Mortgage certified by such public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage.

     7.   The original PMI Policy or certificate of insurance, where required pursuant to the Agreement.

     8.   The original mortgagee policy of title insurance or evidence of title.

     9.   Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

     10.  For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

     11.  For each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

               (A)  the stock certificate;

               (B)  the stock power executed in blank;

               (C)  the executed proprietary lease;

               (D)  the executed recognition agreement;

               (E)  the executed assignment of recognition agreement;

               (F) the executed UCC-1 financing statement with evidence of recording thereon; and

               (G) executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation)

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent in the possession of the Company or in the possession of the Company's agent(s):

                                   Exhibit B-3

     12.  The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

     13.  Residential loan application.

     14.  Mortgage Loan closing statement.

     15.  Verification of employment and income.

     16.  Verification of acceptable evidence of source and amount of down payment.

     17.  Credit report on the Mortgagor.

     18.  Residential appraisal report.

     19.  Photograph of the Mortgaged Property.

     20.  Survey of the Mortgaged Property, if required by the title company or applicable law.

     21.  Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy,
          i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     22.  All required disclosure statements.

     23.  If available, termite report, structural engineer's report, water potability and septic certification.

     24.  Sales contract, if applicable.

     25.  Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage
          Loan.

     26.  Amortization schedule, if available.

     27.  Original power of attorney, if applicable.

     In the event of a delay by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 180 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office,
(iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv)
specify the date the applicable recorded document will be delivered to the
Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An

                                   Exhibit B-4

extension of the date specified in (iv) above may be requested form the
Purchaser, which consent shall not be unreasonably withheld.

                                   Exhibit B-5

                                    EXHIBIT C

                           FORM OF CUSTODIAL AGREEMENT

                                [Attached hereto]

                                   Exhibit C-1

                                    EXHIBIT D

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                            [DATE OF ASSIGNMENT]

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated ___________________, among _________________, a _________________ corporation having an office at
_________________ ("Assignor"), _________________, having an office at
_________________ ("Assignee") and [NAME OF COMPANY] (the "Company"), having an office at [INSERT COMPANY ADDRESS]:

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. With respect to the Mortgage Loans listed on Exhibit A hereto, the
Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain
Mortgage Loan Sale and Servicing Agreement, (the "Mortgage Loan Sale and
Servicing Agreement"), dated as of [INSERT DATE OF AGREEMENT], and the
Memorandum of Sale dated [INSERT DATE] (together with the Mortgage Loan Sale and
Servicing Agreement, the "Mortgage Loan Sale and Servicing Agreement"), each by and between Bank of America, National Association (the "Purchaser") and the
Company, and the Mortgage Loans delivered thereunder by the Company to the
Assignor, and that certain Custodial Agreement, (the "Custodial Agreement"), dated as of [INSERT DATE OF AGREEMENT], by and among the Company, the Purchaser and _________________ (the "Custodian").

     2. The Assignor warrants and represents to, and covenants with, the
Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loan Sale and Servicing Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Mortgage Loan Sale and
Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Mortgage
Loan Sale and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Mortgage Loan Sale and
Servicing Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer,

                                   Exhibit D-1

pledge or other disposition of the Mortgage Loans, any interest in the Mortgage
Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities
Act or require registration pursuant thereto.

     3. That Assignee warrants and represent to, and covenants with, the
Assignor and the Company pursuant to Section 12.10 of the Mortgage Loan Sale and
Servicing Agreement that:

          a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Mortgage Loan Sale and Servicing Agreement, the
Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser thereunder;

          b. The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

          c. The purchase price being paid by the Assignee for the Mortgage
Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

          d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the
Assignee nor any person authorized to act therefor has offered to sell the
Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D, promulgated under the Securities
Act;

          e. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          f. The Assignee has been furnished with all information regarding the
Mortgage Loans that it has requested from the Assignor or the Company;

          g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage
Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it

                                   Exhibit D-2

authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

          h. Either (1) the Assignee is not an employee benefit plan ("Plan")
within the meaning of section 3(3) of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA") or a plan ("Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the
Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the
Code.

          i. The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Mortgage Loan Sale and
Servicing Agreement is:

          [NAME AND ADDRESS OF ASSIGNEE]

          Attention: __________________________

          Telephone: __________________________

          Fax: ________________________________

     The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Mortgage Loan Sale and
Servicing Agreement is:

          For the account of [NAME OF ASSIGNEE]

          A/C#: _______________________________

          ABA#: _______________________________

          Attention: __________________________

          Taxpayer ID#: _______________________

     4. Accuracy of the Servicing Agreement.

     The Company and the Assignor represent and warrant to the Assignee that (i)
attached hereto as Exhibit B are true, accurate and complete copies of the
Mortgage Loan Sale and Servicing Agreement, the Custodial Agreement and all
amendments and modifications, if any, thereto, (ii) neither the Mortgage Loan
Sale and Servicing Agreement nor the Custodial Agreement has been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Company under the Mortgage Loan Sale and Servicing Agreement. The Company represents and warrants that through the date hereof the Company has serviced the Mortgage Loans in accordance with the terms of the Mortgage Loan Sale and Servicing Agreement.

     5. Recognition of Assignee.

     From and after the date hereof, the Company shall note the transfer of the
Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the
Mortgage Loan Sale and Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the
Assignee that the Mortgage Loan Sale and Servicing Agreement and the Custodial

                                   Exhibit D-3

Agreement shall be binding upon and inure to the benefit of the Company and the
Assignee and their respective successors and assigns.

                               [Signatures Follow]

                                   Exhibit D-4

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement be executed by their duly authorized officers as of the date first above written.

[NAME OF ASSIGNOR]                     [NAME OF ASSIGNEE]

By:                                    By:
    --------------------------------       -------------------------------------
Name:                                  Name:
      ------------------------------         -----------------------------------
Its:                                   Its:
     -------------------------------        ------------------------------------

[NAME OF COMPANY]
Company

By:
    --------------------------------
Name:
      ------------------------------
Its:
     -------------------------------

                                   Exhibit D-5

                                    EXHIBIT A
             to the Assignment, Assumption and Recognition Agreement

                             MORTGAGE LOAN SCHEDULE

                                   Exhibit D-6

                                    EXHIBIT B
             to the Assignment, Assumption and Recognition Agreement

         EXECUTION COPIES OF MORTGAGE LOAN SALE AND SERVICING AGREEMENT
                             AND MEMORANDUM OF SALE

                                   Exhibit D-7

                                    EXHIBIT E

                                   [RESERVED]

                                   Exhibit E-1

                                    EXHIBIT F

                                   [RESERVED]

                                   Exhibit F-1

                                    EXHIBIT G

                                   [RESERVED]

                                   Exhibit G-1

                                    EXHIBIT H

                                   [RESERVED]

                                   Exhibit H-1

                                    EXHIBIT I

                           FORM OF MEMORANDUM OF SALE

          CLOSING DATE:

     This Memorandum of Sale (this "Memorandum"), dated as of _______ (the
"Closing Date"), confirms the sale by Opteum Financial Services, LLC (the
"Company"), to Bank of America, National Association (the "Purchaser"), and the
purchase by the Purchaser from the Company, of the first lien [fixed rate]
[adjustable rate] residential mortgage loans on a servicing retained basis described on the Mortgage Loan Schedule attached hereto as Schedule I (the
"Mortgage Loans"), pursuant to the terms of the Mortgage Loan Sale and Servicing
Agreement (the "Mortgage Loan Sale and Servicing Agreement"), dated as of
_________ , and is by and between the Purchaser and the Company.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company does hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Mortgage
Loan Sale and Servicing Agreement, and on a servicing retained basis, all right, title and interest of the Company in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all
Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans after the
Cut-off Date, all other unscheduled collections collected in respect of the
Mortgage Loans after the Cut-off Date, and all proceeds of the foregoing, subject, however, to the rights of the Company under the Mortgage Loan Sale and
Servicing Agreement.

     The Company has delivered to the Custodian prior to the date hereof the documents with respect to each Mortgage Loan required to be delivered under the
Mortgage Loan Sale and Servicing Agreement.

     Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Mortgage Loan Sale and Servicing
Agreement.

                                   Exhibit I-1

     IN WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this Memorandum as of the Closing Date referred to above.

BANK OF AMERICA, NATIONAL              OPTEUM FINANCIAL SERVICES, LLC
ASSOCIATION
as Purchaser                           as Company

By:                                    By:
    --------------------------------       -------------------------------------

Name:                                  Name:
      ------------------------------         -----------------------------------

Its:                                   Its:
     -------------------------------        ------------------------------------

                                   Exhibit I-2

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                                   Exhibit I-3

                                    EXHIBIT J

                              SERVICER REQUIREMENTS

Loading/Updating Investor Headers

     1.   The Purchaser will provide investor header matrix for input on MSP by
          Company. Updates/additions will occur monthly, including new investor header detail for each new deal that is settled.

     2.   The Company will load investor headers upon receipt or before month end. The following fields will need to be updated on IN03: MS OPT, MS
          INV CNTRL NO, MS MO DELQ, and MS JUST FL.

     3.   The Company will update the investor headers on the first business day of the next/following month to ensure that the correct loan accounts will appear on the corresponding 413 file that will represent the new month's activity.

Loading Account Numbers

     1.   Upon receipt of a funding schedule, the Purchaser will deliver a cross reference of Company-to-Purchaser account numbers to the Company. The account numbers will be delivered in the tran 55 layout for loading in the next Company MSP cycle.

     2.   The Company will load account numbers on or before the first business day of the month to ensure that the correct the Purchaser account numbers will appear on the corresponding 413 file that will represent the new month's activity.

Automated Monetary Transaction File - 413

     1.   Call Fidelity PowerCell and request installation of IP 770

     2.   On the first business day of the month, the financial transactions for the LSBO portfolio will transmit from the Company MSP system to the the Purchaser MSP system.

Monthly Company File - Automated

     1.   Call Fidelity PowerCell and initiate an SSR for the installation of IP
          1804 and the interchange set-up required to host and transmit this file. This enhancement will provide an automated month-end feed from the Company to the Purchaser for the LSBO portfolio identified by the corresponding investor headers. The feed will include all new loans purchased by the Purchaser in the previous month, as well as a maintenance file for all existing loans in the LSBO portfolio

     2.   Once installed, populate XX flag on the IN03 screen. This flag will assist with synchronizing the feeds received in the Monthly Company
          File and the corresponding 413 file.

                                   Exhibit J-1

     3.   Bank of America will receive and process the electronic file on the first business day of the month for the previous month-end file. Note:
          This file comes from the Company automatically with the installation of the IP.

Monthly Company File - Manual

For testing purposes, and in the event that the IP is not installed prior to initial conversion, a manual process is in place to provide the Monthly Company
File data feed for REMOTE MSP clients.

     1.   The Company will load/update investor header information received from the Purchaser.

     2.   The Company will send an email granting permission to Fidelity to provide the manual feed of accounts in the assigned investor headers identified. The email will contain the MSP client and corresponding investor/categories to be included in the feed.

     3.   Bank of America will receive and process the file on the first business day of the month for the previous month-end file.

NOTE: For LICENSED MSP clients, the Company will install and use the existing work-around EZTrieve process. (This will require the installation, testing, and implementation of the EZTrieve until the IP is ready.) The Company will be required to develop a test file and production files until the IP is available.

Reporting Requirements

Required reports for the LSBO project are as follows:

     o    S215 - Report summarizes the collections made during the reporting period

     o    S214 - Report summarizes paid in full loans made during the reporting period

     o    P139 - Monthly statement of mortgage accounts or a trial balance as of the cutoff date

     o    SCHEDULED REMITTANCE REPORTS - Companys send on a monthly basis. We would like this report by the 5th business day.

     o    DELINQUENCY REPORT - Report from the Company to be sent by the 5th business day. If the Company is a Fidelity client, we would like a
          P4DL report. Otherwise, a similar report will suffice. LSBO would like this report sent via e-mail or fax.

NOTE: These S215, S214, and P139 reports will be provided in an electronic format. These reports are automatically generated when the 951/139 cutoff is calendared. The reports are required for the LSBO project; reports in addition to these may be required.

                                   Exhibit J-2

                                    EXHIBIT K

                                   [Reserved]

                                   Exhibit K-1

                        REGULATION AB COMPLIANCE ADDENDUM
                  TO MORTGAGE LOAN SALE AND SERVICING AGREEMENT

     This Regulation AB Compliance Addendum (this "Reg AB Addendum"), dated as of September 1, 2006, by and between Bank of America, National Association (the
"Purchaser") and Opteum Financial Services, LLC (the "Company"), to that certain
Mortgage Loan Sale and Servicing Agreement, dated as of September 1, 2006, by and between the Company and the Purchaser (as amended, modified or supplemented, the "Agreement").

                                   WITNESSETH

     WHEREAS, the Company and the Purchaser have agreed to adopt an addendum to the Agreement to reflect the intention of the parties to comply with Regulation
AB.

     NOW, THEREFORE, in consideration of the mutual promises and mutual obligations set forth herein, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

     Company Information: As defined in Section 2.07(a).

     Qualified Correspondent: Any Person from which the Company purchased
Mortgage Loans, provided that the following conditions are satisfied: (i) such
Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage
Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after the Origination Date; (iii) either
(x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated
Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the
Company.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

                                       A-1

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Servicer: As defined in Section 2.03(c).

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of
Regulation AB, as such may be amended from time to time.

     Static Pool Information: Static pool information as described in Item
1l05(a)(l)-(3) and 1105(c) of Regulation AB.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item l122( d) of
Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

                                   ARTICLE II
                          COMPLIANCE WITH REGULATION AB

Section 2.01 Intent of the Parties; Reasonableness.

     The Purchaser and the Company acknowledge and agree that the purpose of
Article II of this Reg AB Addendum is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission and that the provisions of this Reg AB Addendum shall be applicable to all Mortgage Loans included in a Securitization
Transaction closing on or after January 1, 2006. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this
Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by

                                       A-2

the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of established and evolving interpretations of Regulation AB. In connection with any Securitization
Transaction, the Company shall cooperate fully with the Purchaser and any Master
Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to
permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the
Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or
the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any
Depositor to be necessary in order to effect such compliance.

     The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

Section 2.02 Additional Representations and Warranties of the Company.

     (a)  The Company thereby represents to the Purchaser, to any Master
          Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor
          under Section 2.03 that, except as disclosed in writing to the
          Purchaser, such Master Servicer or such Depositor prior to such date:
          (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable
          Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the
          Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution
          Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the
          Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party
          Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any
          Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

                                       A-3

     (b)  If so requested by the Purchaser, any Master Servicer or any Depositor
          on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section
          2.03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 2.03 Information to Be Provided by the Company.

     In connection with any Securitization Transaction, the Company shall (i)
within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each
Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c), (f) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such
Depositor) the information specified in paragraph (d) of this Section.

     (a)  If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a
          Qualified Correspondent), or (ii) each Third-Party Originator, and
          (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(l), 1105, 1110, 1117 and 1119 of
          Regulation AB. Such information shall include, at a minimum:

          (i)   the originator's form of organization;

          (ii)  a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio;
                and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the
                performance of the Mortgage Loans, including the originators'
                credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

          (iii) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Company, each
                Third-Party Originator and each Subservicer; and

                                       A-4

          (iv)  a description of any affiliation or relationship between the
                Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization
                Transaction:

                    (1)  the sponsor;

                    (2)  the depositor;

                    (3)  the issuing entity;

                    (4)  any servicer;

                    (5)  any trustee;

                    (6)  any originator;

                    (7)  any significant obligor;

                    (8)  any enhancement or support provider; and

                    (9)  any other material transaction party.

     (b)  If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans
          (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) serviced by the Company or any
          Third-Party Originator and originated by (i) the Company, if the
          Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each
          Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item
          1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static
          Pool Information with respect to more than one mortgage loan type, the
          Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for
          each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static
          Pool Information is to be included or incorporated by reference. The
          Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

     Promptly following notice or discovery of a material error in Static Pool
Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the

                                       A-5

same format in which Static Pool Information was previously provided to such party by the Company.

     If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static
Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such
Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such
Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c)  If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the
          Mortgage Loans, and each Subservicer (each of the Company and each
          Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (i)    the Servicer's form of organization;

          (ii)   a description of how long the Servicer has been servicing
                 residential mortgage loans; a general discussion of the
                 Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under the Agreement and any Reconstitution Agreements;
                 information regarding the size, composition and growth of the
                 Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors
                 related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                    (1)  whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the
                         Servicer have defaulted or experienced an early
                         amortization or other performance triggering event
                         because of servicing during the three-year period
                         immediately preceding the related Securitization
                         Transaction;

                                       A-6

                    (2)  the extent of outsourcing the Servicer utilizes;

                    (3)  whether there has been previous disclosure of material noncompliance with the applicable Servicing Criteria
                         with respect to other securitizations of residential
                         mortgage loans involving the Servicer as a servicer
                         during the three-year period immediately preceding the
                         related Securitization Transaction;

                    (4)  whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due
                         to a servicing default or to application of a servicing
                         performance test or trigger; and

                    (5)  such other information as the Purchaser or any
                         Depositor may reasonably request for the purpose of
                         compliance with Item 1108(b)(2) of Regulation AB;

          (iii)  a description of any material changes during the three-year period immediately preceding the related Securitization
                 Transaction to the Servicer's policies or procedures with
                 respect to the servicing function it will perform under the
                 Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (iv)   information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse
                 financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the
                 Servicer of its servicing obligations under the Agreement or any Reconstitution Agreement;

          (v)    information regarding advances made by the Servicer on the
                 Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period
                 immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all
                 advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (vi)   a description of the Servicer's processes and procedures
                 designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (vii)  a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                                       A-7

          (viii) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments
                 considered current or other practices with respect to
                 delinquency and loss experience;

          (ix)   a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

          (x)    a description of any affiliation or relationship between the
                 Servicer and any of the following parties to a Securitization
                 Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such
                 Securitization Transaction:

                 (1)  the sponsor;

                 (2)  the depositor;

                 (3)  the issuing entity;

                 (4)  any servicer;

                 (5)  any trustee;

                 (6)  any originator;

                 (7)  any significant obligor;

                 (8)  any enhancement or support provider; and

                 (9)  any other material transaction party.

     (d)  For the purpose of satisfying the reporting obligation under the
          Exchange Act with respect to any class of asset-backed securities, the
          Servicer shall (or shall cause each Subservicer and Third-Party
          Originator to) (i) provide prompt notice to the Purchaser, any Master
          Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator
          and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C)
          any Event of Default under the terms of this Agreement or any
          Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the
          Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the
          Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     (e)  As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under the Agreement or any Reconstitution
          Agreement by any Person (i) into which the Servicer or such
          Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the
          Servicer shall provide to the Purchaser, any Master Servicer, and any
          Depositor, at least 15 calendar days prior to the effective date of such succession or

                                       A-8

          appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of
          Form 8-K with respect to any class of asset-backed securities.

     (f)  In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization
          Transaction that includes any of the Mortgage Loans serviced by the
          Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report
          (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (1)  any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item
               1121(a)(11) of Regulation AB);

          (2)  material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (3)  information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of
               Regulation AB).

     (g)  If so reasonably requested by the Purchaser, any Depositor or any
          Master Servicer, the Servicer shall provide to the Purchaser, any
          Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance
          policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such
          Subservicer's performance hereunder.

Section 2.04 Servicer Compliance Statement.

     On or before March 15 of each calendar year, commencing in 2007, the
Servicer shall deliver to the Purchaser, any Master Servicer and any Depositor a
statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during

                                       A-9

the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement and any applicable
Reconstitution Agreement in all material respects throughout such calendar year
(or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 2.05 Report on Assessment of Compliance and Attestation.

     (a)  On or before March 15 of each calendar year, commencing in 2007, the
          Servicer shall:

          (i)  deliver to the Purchaser, any Master Servicer and any Depositor
                a report (in form and substance reasonably satisfactory to the
                Purchaser, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing
                Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and
                Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the "Applicable Servicing Criteria" specified on
                Exhibit B hereto;

          (ii)  deliver to the Purchaser, any Master Servicer and any Depositor
                a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such
                Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the
                Securities Act and the Exchange Act;

          (iii) cause each Subservicer, and each Subcontractor determined by the
                Servicer pursuant to Section 2.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of
                Regulation AB and deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants'
                attestation as and when provided in paragraphs (a) and (b) of this Section; and

          (iv)  deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Purchaser, any Depositor, any
                Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification")
                required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act
                (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on
                behalf of an asset-backed issuer with respect to a
                Securitization Transaction a certification, signed by the
                appropriate officer of the Servicer, in the form attached hereto as Exhibit A.

                                      A-10

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

     (b)  Each assessment of compliance provided by a Subservicer pursuant to
          Section 2.05(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Reg AB Addendum or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
          Section 2.05(a)(iii) need not address any elements of the Servicing
          Criteria other than those specified by the Servicer pursuant to
          Section 2.06.

Section 2.06 Use of Subservicers and Subcontractors.

     The Servicer shall not hire or otherwise utilize the services of any
Subservicer to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any
Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under the Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

     (a)  It shall not be necessary for the Servicer to seek the consent of the
          Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the
          Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with
          Sections 2.02, 2.03( c), (e), (f) and (g), 2.04, 2.05 and 2.07 of this
          Reg AB Addendum to the same extent as if such Subservicer were the
          Servicer, and to provide the information required with respect to such
          Subservicer under Section 2.03(d) of this Reg AB Addendum. The
          Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section
          2.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.05 as and when required to be delivered.

     (b)  It shall not be necessary for the Servicer to seek the consent of the
          Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the

                                      A-11

          Purchaser, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Servicer or any
          Subservicer, specifying (i) the identity of each such Subcontractor,
          (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be
"participating in the servicing function" within the meaning of Item 1122 of
Regulation AB, the Servicer shall cause any such Subcontractor used by the
Servicer (or by any Subservicer) for the benefit of the Purchaser and any
Depositor to comply with the provisions of Sections 2.05 and 2.07 of this Reg AB
Addendum to the same extent as if such Subcontractor were the Servicer. The
Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such
Subservicer and such Subcontractor under Section 2.05, in each case as and when required to be delivered.

Section 2.07 Indemnification; Remedies.

     (a)  The Servicer shall indemnify the Purchaser, each affiliate of the
          Purchaser, and each of the following parties participating in a
          Securitization Transaction: each sponsor and issuing entity; each
          Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each
          Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the
          Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (1)  (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Article
               II by or on behalf of the Servicer, or provided under this
               Article II by or on behalf of any Subservicer, Subcontractor or
               Third-Party Originator (collectively, the "Servicer
               Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated
               in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of
               clarification, that clause (B) of this

                                      A-12

               paragraph shall be construed solely by reference to the Servicer
               Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other
               information;

          (2)  any breach by the Servicer of its obligations under this Article
               II, including particularly any failure by the Servicer, any
               Subservicer, any Subcontractor or any Third-Party Originator to
               deliver any information, report, certification, accountants'
               letter or other material when and as required under this Article
               II, including any failure by the Servicer to identify pursuant to
               Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

          (3)  any breach by the Servicer of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to
               Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing
               furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date; or

          (4)  the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Article II.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such
Indemnified Party on the one hand and the Servicer on the other.

In the case of any failure of performance described in clause (a)(ii) of this
Section, the Servicer shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such
Securitization Transaction, or for execution of a certification pursuant to Rule
13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such
Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (b)  (1) Any failure by the Servicer, any Subservicer, any Subcontractor or
          any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, or

                                      A-13

          any breach by the Servicer of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section
          2.02(b) and made as of a date prior to the closing date of the related
          Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section
          2.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under the
          Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under the Agreement and/or any applicable Reconstitution
          Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer (and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution
          Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

          (2) Any failure by the Servicer, any Subservicer or any Subcontractor
          to deliver any information, report, certification or accountants'
          letter when and as required under Section 2.04 or 2.05, including any failure by the Servicer to identify pursuant to Section 2.06(b) any
          Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an
          Event of Default with respect to the Servicer under the Agreement and any applicable Reconstitution Agreement, and shall entitle the
          Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the
          Servicer as servicer under the Agreement and/or any applicable
          Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer;
          provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the
          Servicer as servicer, such provision shall be given effect.

     Neither the Purchaser, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a
Subcontractor "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (3) The Servicer shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any
          Depositor, as applicable, for all

                                      A-14

          reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any
          Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     The Purchaser shall indemnify the Servicer, each affiliate of the Servicer, each Person who controls any of such parties or the Servicer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the
respective present and former directors, officers, employees and agents of each of the foregoing and of the Servicer (each, a "Servicer Indemnified Party," and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

     (i) any untrue statement of a material fact contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any free writing prospectuses, any ABS informational and computational material, and any amendments or supplements to the foregoing
(collectively, the "Securitization Materials") or

     (ii) the omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

     but only to the extent that such untrue statement or omission is other than a statement or omission arising out of, resulting from, or based upon the
Servicer Information.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless a Servicer Indemnified Party, then the Purchaser agrees that it shall contribute to the amount paid or payable by such Servicer Indemnified
Party as a result of any claims, losses, damages or liabilities incurred by such
Servicer Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Servicer Indemnified Party on the one hand and the
Purchaser on the other.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

Section 2.08 Third-Party Beneficiary.

     For purposes of this Article II and any related provisions thereto, each
Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

                                      A-15

                                    EXHIBIT A
                          FORM OF ANNUAL CERTIFICATION

     Re:  The [_________] agreement dated as of [__], 200[_] (the "Agreement"), among [IDENTIFY PARTIES]

     I, ________________________________, the _____________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the
[Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance
Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance
Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended
(the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing
Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the
Company to the [Depositor] [Master Servicer] [Securities Administrator]
[Trustee] pursuant to the Agreement (collectively, the "Company Servicing
Information");

     (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

     (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

     (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report,
the Company has fulfilled its obligations under the Agreement in all material respects; and

     (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report
required to be provided by the Company and by any Subservicer and Subcontractor
pursuant to the Agreement, have been provided to the [Depositor] [Master
Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                      A-16

                                       Date:
                                             -----------------------------------

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      A-17

                                    EXHIBIT B
         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of
Subservicer] shall address, at a minimum, the criteria identified as below as
"Applicable Servicing Criteria";

                               SERVICING CRITERIA                                   APPLICABLE
--------------------------------------------------------------------------------     SERVICING
    REFERENCE                                 CRITERIA                               CRITERIA
----------------   -------------------------------------------------------------   ------------

                                  GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                 X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third          X
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect          X
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.

                                 CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate         X
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such
                   other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor          X
                   or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash           X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash                X
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

                                      A-18

                               SERVICING CRITERIA                                   APPLICABLE
--------------------------------------------------------------------------------     SERVICING
    REFERENCE                                 CRITERIA                               CRITERIA
----------------   -------------------------------------------------------------   ------------

1122(d)(2)(v)      Each custodial account is maintained at a federally insured           X
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized         X
                   access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all               X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.

                                 INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the            X
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Company.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two               X
                   business days to the Company's investor records, or such
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree          X
                   with cancelled checks, or other form of payment, or custodial bank statements.

                                      A-19

                               SERVICING CRITERIA                                   APPLICABLE
--------------------------------------------------------------------------------     SERVICING
    REFERENCE                                 CRITERIA                               CRITERIA
----------------   -------------------------------------------------------------   ------------

                                     POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as             X
                   required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                X
                   required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool            X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in            X
                   accordance with the related mortgage loan documents are
                   posted to the Company's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Company's records regarding the mortgage loans agree with         X
                   the Company's records with respect to an obligor's unpaid
                   principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's           X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,         X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during          X
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

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                               SERVICING CRITERIA                                   APPLICABLE
--------------------------------------------------------------------------------     SERVICING
    REFERENCE                                 CRITERIA                               CRITERIA
----------------   -------------------------------------------------------------   ------------

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage         X
                   loans with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as             X
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                 X
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                   been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to          X
                   be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within          X
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are             X
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item   if obligated
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is            under
                   maintained as set forth in the transaction agreements.          transaction
                                                                                     documents

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